                [ILLUSTRATION OF GLOBE BEING DROPPED IN WATER]








                         Investec Funds Annual Report
                         December 31, 2000


                                      [INVESTEC LOGO] Investec
                                                      Asset Management

                                                  Table of contents

PRESIDENT'S LETTER TO SHAREHOLDERS                      1
FUND PROFILES AND SCHEDULES OF INVESTMENTS
Asia New Economy Fund                                   3
Asia Small Cap Fund                                    10
China & Hong Kong Fund                                 17
internet.com-TM- Index Fund                            23
Mainland China Fund                                    29
Wired-Registered Trademark- Index Fund                 35
Wireless World Fund-TM-                                42

COMBINED FINANCIAL STATEMENTS
Statements of Assets and Liabilities                   49
Statements of Operations                               50
Statements of Changes in Net Assets                    51

FINANCIAL HIGHLIGHTS                                   53

NOTES TO FINANCIAL STATEMENTS                          60

REPORT OF INDEPENDENT AUDITORS                         66

INVESTEC FUNDS INFORMATION                             67

INVESTEC FUNDS                    LETTER TO SHAREHOLDERS

Dear Investec Funds Shareholder,

The year 2000 was far from dull. Headline market returns, whilst poor, masked significant intra-market volatility, both in terms of the size of the performance gap between winners and losers, and the speed and ferocity with which individual stock prices moved. In our view the real driver behind the key market events of last year -- tech bubble, tech bust and then fevered sector rotation -- was not economic or corporate fundamentals, but rapidly changing investor risk appetite. Investors' ATTITUDE towards the perceived "fundamentals" was a far more important determinant of stock performance than the fundamentals themselves. This difficult year, rather than being an aberration, was merely the latest point in a clear, ongoing, worldwide trend towards greater "market violence". Global stock prices have become progressively more volatile over the past five years.

What then is behind these increasingly violent stock and market swings?

The pressure to deliver investment performance is forcing investment managers to be ever-shorter term in their outlook. In the past, pension funds were viewed as long-term, stable investors that could afford to ride out shorter-term volatility. Now mandates are awarded for three years, not five years, and Trustees review performance at 12-week intervals. Consultants and trustees are more aware of manager alternatives and less patient of underperformance. Thus, following a long-term investment strategy has become commercially less viable for the investment manager.

A new set of market participants, the alternative investment funds, has and will continue to increase intra-market volatility. The hedge fund industry is growing at over 35% per annum despite the headline catching closures of the Soros Quantum Fund and Julian Robertson's Tiger Fund in 2000. Hedge funds work to different rules; they are unashamedly short-term, focused on absolute not relative return, and ready to cut hard and fast when market positions go wrong. What really differentiates hedge funds from the traditional fund management industry is their ability not only to sell stocks but to short them. This situation creates a huge new reservoir of selling power. The result is that stock prices, especially on the downside, move further and faster than ever before. The performance cycle has been radically truncated.

It is our view that this increased market violence isn't going away any time soon. Investors need to adjust to it and learn to harness it. To do this, one needs to expand the traditional toolbox beyond plain-vanilla fundamental analysis.

With the benefit of hindsight, the key stock market feature of 2000 -- the rapid rise and fall in the Telecommunication, Media and Technology (TMT) stocks worldwide -- was a non-fundamental event. BOTH THE RISE AND THE FALL were out of all proportion to any change in the underlying outlook for tech stocks -- prices were instead driven by a SEISMIC SHIFT IN INVESTORS' ATTITUDE TO DURATION AND RISK. Fundamental analysis was virtually useless in predicting the extent, duration and timing of the move.

Most traditional investment analysis has been focused on the long term, fundamental "weighing machine" aspect of the stock market. The shorter term, non-fundamental "voting machine" element has been largely ignored. Many fund managers, and most academic investors, are dismissive of the non-fundamental aspects of the equity market. Few formally build them into the investment process. Fundamental analysis does not occupy some sort of moral high ground as a determinant of stock prices. It is only one of a range of influences, and to the extent that market and client expectations are becoming shorter-term, it is likely to work best when combined with a systematic analysis of price, action, liquidity, and the psychological cycle.

Investment in stocks has always been challenging. What has changed is the violence of the swings both up and down and the increasing sophistication of the techniques needed to invest prudently. All of which is driving more investors to seek investment advice and professional investment management.

Closer to home, the performance of our family of Investec Funds has not escaped the various market influences. However, this difficult year also revealed strengths. The convergence of old economy companies to new economy companies as they implement high technology to achieve increased productivity directly impacting profitability as an investment proposition has found much wider acceptance. More importantly, this investment proposition encapsulated in the Wired-Registered Trademark- Index Fund has demonstrated robust performance with strong performance in rising markets and resilience

                                                                 ---------------

INVESTEC FUNDS                    LETTER TO SHAREHOLDERS

in the more recent adverse times. A second strength has been the talent of our Asian team. In particular, the China and Hong Kong Fund which now ranks most highly amongst its peers both over the shorter term, and more importantly, over the longer-term six years since its launch. There is simply no denying that the internet and wireless sectors have been hard hit in this past year. Our Wireless team has worked particularly hard seeking value in this highly dynamic sector, and at some point they will be rewarded with positive performance.

Our view of 2001 is slightly unconventional. We believe that the economic backdrop in 2001 will be similar to 1991. US interest rates peaked during the final quarter of 1990 and fell by 3.5% during 1991. Although the US economy contracted for the first three quarters of the year, the US stock market rose by over 26%. We believe that the US economy will be weak during most of this year and that therefore we will see further interest rate cuts instituted by the Federal Reserve. Corporate profits will not be good this year as end-demand is weak. However, we expect better US stock markets as investors anticipate an economic recovery in 2002.

In Asia, we expect strong returns from Taiwan and Korea as they recover from last year's slump -- even 50% returns would leave these markets well short of their historic highs. Within these markets the electronics sector is currently trading at below its historic average valuations. If earnings momentum returns in 2002 then this sector could easily trade at a level higher than the historic average and therefore 2001 would be a strong year for share prices. A recovery in 2002 earnings will require cuts in capital expenditure programs this year in addition to an economic recovery in the US. Several leading semiconductor companies have already slashed their plans.

Hong Kong has historically been an interest rate sensitive market. During 1991, when US interest rates were cut by 3.5%, the Hang Seng Index rose by over 40%. The banking sector sharply outperformed. Although the Hong Kong economy has developed considerably during the last decade we still expect positive returns. Within the following pages, the portfolio managers give further more detailed insight into their investment perspectives and fund information.

Within the past few months, the name change to Investec Funds has now completed in recognition of the greater changes with the investment advisor and provides the funds with the opportunity to operate under the more globally recognized Investec name.

We invite you to visit our website at www.investecfunds.com/us to get the latest fund updates and regional market news.

It is a pleasure to present this my first report to you. Thank you for the trust you have placed in us to assist you in meeting your investment needs.

Sincerely,

[SIG]
Royce Brennan
President

It is important to remember that past performance is not a guarantee of future results. Please read the prospectus carefully before you invest in any of the Investec Funds. The prospectus contains more information, including the charges and expenses related to an ongoing investment in the Funds, potential risks associated with foreign investing as well as the risks of investing in smaller companies, technology/telecommunications companies and industry-specific indexes. Risks of foreign investing include higher volatility, the possibility of government expropriation, the value of foreign currencies declining relative to the U.S. dollar, and political, social or economic instability in a particular region which may cause the value of a Fund's investments to decline. Risks of investing in smaller companies include higher volatility than larger companies and the potential difficulty of selling these stocks during market downturns (illiquidity). Risks of investing in a particular industry sector, industry-specific index or a relatively limited number of portfolio holdings include the potential to be more adversely affected by market downturns than a portfolio or index that is more broad-based.

Investec Funds are distributed by First Fund Distributors, Inc., Phoenix, AZ 85018.

---------------

INVESTEC FUNDS                    ASIA NEW ECONOMY FUND

"IN ASIA, WE EXPECT STRONG RETURNS FROM TAIWAN AND KOREA AS THEY RECOVER FROM LAST YEAR'S SLUMP - EVEN 50% RETURNS WOULD LEAVE THESE MARKETS WELL SHORT OF THEIR HISTORIC HIGHS." - ROBERT CONLON, CHIEF INVESTMENT OFFICER, INVESTEC ASSET MANAGEMENT ASIA

Backdrop

While strong performance marked the first half of 2000, the last six months were very difficult for Asian stock markets, particularly for the technology sector despite rapid growth in corporate profits. Investors reacted to fears of an economic slowdown in the United States resulting from anticipated weaker capital expenditure. A drop in technology spending, especially in the internet and telecommunication sectors, was the leading component of this weakness. As Asia is a large supplier of electronic components to these sectors, share prices in the Asian technology sector have come under severe pressure with 50% falls being common. In the six months to the end of December, the MSCI indices for Taiwan and Korea (the stock markets in Asia with significant technology weightings) fell by 44% and 48% respectively.

The mobile telecommunication operators in Asia had a mixed year. In the developing markets, particularly China, subscriber growth was very strong and, as penetration rates are very low, the operators invested heavily in the expectation that the growth would continue. Operators in the more developed markets like Hong Kong, Singapore and Korea had a slower year. While the auction prices for 3G licences in Europe stunned investors and increased the risk profile of the telecommunication operators in Europe, there were no such auctions in Asia, as most regulators and governments instead studied their options. By the end of the year, Asian stock markets became less concerned with the potential price of the licence as the European operators were not expected to participate in a meaningful way in Asia and competition would be lower.

Portfolio Positioning

Against the MSCI AC Far East free ex Japan Index, the Fund ended the year with overweight positions in Hong Kong, Taiwan, Singapore, and South Korea, market weighted in China and underweight in Malaysia. We continue to have minimal weightings in the smaller Southeast Asian markets, including Thailand, Indonesia and the Philippines.

Within industries and sectors, we favor the technology sector, particularly in Taiwan, with the focus on the semiconductor industry. We are also overweight in the telecommunication sector with a focus on the China market. For conglomerates, the Fund position mainly comprises Hutchison Whampoa which has significant interests in the telecommunication industry and is the world's leading operator of shipping ports. Our holdings in the banking sector are primarily located in Hong Kong and Singapore where declining US interest rates should provide a boost.

Our strategy is to run a focused portfolio with a short list of names. We believe the portfolio is positioned to outperform in rising markets, particularly if the technology sector is outperforming. We have maintained our positions in this sector during the last six months and may even look to add to it during the first quarter of 2001. There are 32 holdings with the top 10 accounting for over 57% of the fund. Less than 50% of the fund is matched with the index. As of December 31, 2000, the portfolio had an average price earnings ratio of 5.8 times 2000 earnings.

Outlook

We believe the economic backdrop in 2001 will be similar to 1991, at which time US interest rates had peaked during the final quarter of 1990 and fell by 3.5% during 1991. Although the US economy contracted for the first three quarters of 1991, the US stock market on the whole rose by over 26%. In Hong Kong, the interest rate fall caused the Hang Seng Index to rise by over 40%, and the banking sector sharply outperformed.

We believe the US economy will be weak during most of 2001 and that we will see further interest rate cuts by the Federal Reserve. Corporate profits will not be good this year as end-demand is weak. However, we expect better stock

                                                                 ---------------

INVESTEC FUNDS                    ASIA NEW ECONOMY FUND

market performance as investors anticipate an economic recovery in 2002. In Asia, we expect especially strong returns from Taiwan and Korea as they recover from last year's slump - even 50% returns would leave these markets well short of their historic highs.

Electronics companies have been very poor performers since July 2000 as the markets worried about the deceleration in the industry, and they are now trading at below their historic average valuations. If earnings momentum does return in 2002, this sector could easily trade at a level higher than the historic average, and therefore, 2001 would be a strong year for share prices. Lower interest rates are unlikely to have an immediate impact on end-demand in the US, and at best, Asia's electronics industry can expect that demand will improve by the end of 2001. Meanwhile, the companies can gain market share as outsourcing continues. We are overweight in the electronics sector in the hope that the industry will improve by the end of the year. Just as the stock market discounted deteriorating conditions several months in advance, so we expect the stock market to anticipate a recovery before it is confirmed.

In the telecommunication market, we are likely to see third generation (3G) licenses issued in the developed Asian markets this year. We expect significantly lower prices than those paid in Europe, and therefore, Asian operators will have lower breakeven penetration rates and the service should be more affordable. While this Fund does not invest in Japanese companies, the success or failure of the 3G service launched by NTT DoCoMo in Japan during the coming second quarter will have a significant impact on global telecommunication stock valuations. Any success should provide a boost to the share prices of Asia's other operators, such as Hutchison Whampoa, China Mobile and SK Telecom, all in which we have overweight positions.

ROBERT CONLON
Hong Kong

MSCI'S DEVELOPED AND EMERGING MARKET INDICES, INCLUDING THOSE OF TAIWAN AND KOREA, REFLECT STOCK MARKET TRENDS BY REPRESENTING THE EVOLUTION OF AN UNMANAGED PORTFOLIO CONTAINING A BROAD SELECTION OF DOMESTICALLY LISTED COMPANIES. WITH A TARGET MARKET COVERAGE OF 60%, MSCI EVALUATES FACTORS SUCH AS GROSS DOMESTIC PRODUCT PER CAPITA, LOCAL GOVERNMENT REGULATIONS THAT LIMIT OR BAN FOREIGN OWNERSHIP, THE REGULATORY ENVIRONMENT, AND PERCEIVED INVESTMENT RISK. THE MSCI AC FAR EAST FREE EX JAPAN INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF OVER 450 STOCKS TRADED IN EIGHT ASIAN MARKETS, EXCLUDING JAPAN. IT IS IMPORTANT TO NOTE THAT INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

---------------

INVESTEC FUNDS                    ASIA NEW ECONOMY FUND

Fund Highlights

at December 31, 2000

Fund Managers: Robert Conlon; Agnes Chow

      # of Holdings in Portfolio:                   32
      Portfolio Turnover:                           67.3%
      % of Stocks in Top 10:                        57.8%

Top 10 Holdings (% of net assets)
      Hutchison Whampoa                              9.9%
      China Mobile (Hong Kong) Ltd.                  8.4%
      DBS Group Holdings Ltd.                        5.8%
      Cheung Kong                                    5.4%
      Samsung Electronics GDR                        5.3%
      Dao Heng Bank Group Ltd.                       5.2%
      SK Telecom Co.                                 4.9%
      Taiwan Semiconductor Manufacturing             4.6%
      United Microelectronics Corp.                  4.3%
      Johnson Electric Holdings                      4.0%

Top 5 Sectors (% of net assets)
      Electronics                                   25.9%
      Banking                                       22.1%
      Telecommunications                            17.0%
      Diversified Operations                        11.2%
      Real Estate                                    5.4%

Top 5 Countries (% of net assets)
      Hong Kong                                     45.2%
      Taiwan                                        20.2%
      South Korea                                   15.2%
      Singapore                                     15.1%
      Malaysia                                       3.6%

                                                                 ---------------

INVESTEC FUNDS                    ASIA NEW ECONOMY FUND

Comparison of change in value of $10,000 investment in the Investec Asia New Economy Fund, MSCI AC Far East Free Ex-Japan Index and MSCI AC Asia Free Ex-Japan Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          ASIA NEW ECONOMY   MSCI AC FAR EAST    MSCI AC ASIA FREE
                      Fund  Free Ex-Japan Index     Ex-Japan Index
4/29/96*           $10,000              $10,000            $10,000
6/30/96             $9,904               $9,674             $9,787
9/30/96             $9,840               $9,490             $9,450
12/31/96           $10,384               $9,747             $9,644
3/31/97             $9,880               $9,338             $9,324
6/30/97            $10,412               $9,765             $9,897
9/30/97             $8,698               $7,910             $8,131
12/31/97            $6,471               $5,324             $5,638
3/31/98             $6,759               $5,813             $6,115
6/30/98             $4,951               $3,901             $4,159
9/30/98             $4,661               $3,526             $3,785
12/31/98            $5,709               $4,933             $5,059
3/31/99             $5,950               $5,179             $5,435
6/30/99             $7,450               $7,108             $7,240
9/30/99             $6,781               $6,369             $6,722
12/31/99            $9,200               $7,849             $8,193
3/31/00             $9,297               $7,584             $8,135
6/30/00             $8,402               $6,674             $7,063
9/30/00             $6,733               $5,603             $5,920
12/31/00            $5,650               $4,885             $5,219

Average Annual Total Return
Periods ended December 31, 2000

One Year
-38.58%
Since Inception
-11.49%

* Inception Date

Past performance is not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

Beginning with this report, the benchmark for Investec Asia New Economy Fund changed from the MSCI AC Asia Free Ex-Japan Index to the MSCI AC Far East Free Ex-Japan Index. The Advisor believes that this index provides a better long term match with the asset allocation of the Fund.

---------------

INVESTEC FUNDS                    ASIA NEW ECONOMY FUND

Schedule of Investments by Country
at December 31, 2000

Shares        Common Stocks: 100.7%                          Value
-----------------------------------------------------------------------------

              HONG KONG: 45.2%
   60 000     Cathay Pacific Airways                         $       110 774
   23 000     Cheung Kong                                            294 146
   84 000     China Mobile (Hong Kong) Ltd.*                         458 787
   20 000     Citic Pacific Ltd.                                      70 900
   24 000     Dah Sing Financial Group                               129 236
   50 000     Dao Heng Bank Group Ltd.                               283 985
   10 000     HSBC Holdings Plc                                      148 083
   43 000     Hutchison Whampoa                                      536 142
  140 000     Johnson Electric Holdings                              215 393
   90 000     Li & Fung Ltd.                                         163 853
   73 142     Pacific Century Cyberworks                              47 357
                                                             ---------------
                                                                   2 458 656
                                                             ---------------

              MALAYSIA: 3.6%
   47 000     Malayan Banking Berhad                                 166 974
   13 000     Unisem (M) Berhad                                       27 368
                                                             ---------------
                                                                     194 342
                                                             ---------------

              SINGAPORE: 15.1%
   27 890     DBS Group Holdings Ltd.                                314 887
   16 000     Singapore Airlines                                     158 525
   13 000     Singapore Press Holdings                               191 705
   21 120     United Overseas Bank                                   158 157
                                                             ---------------
                                                                     823 274
                                                             ---------------

              SOUTH KOREA: 15.2%
    3 907     Korea Telecom Corp. ADR                                125 268
    2 300     Samsung Electronics GDR                                287 273
   18 000     Shinhan Bank                                           147 984
   10 970     SK Telecom Co.                                         264 651
                                                             ---------------
                                                                     825 176
                                                             ---------------

              TAIWAN: 20.2%
   16 320     Asustek Computer GDR                                    49 029
   19 200     Compeq Manufacturing Co. Ltd.*                          81 159
   15 000     Hon Hai Precision Industry                              76 087
   14 032     Macronix International Co. Ltd.*                       171 892

                                                                 ---------------

INVESTEC FUNDS                        ASIA NEW ECONOMY FUND
Schedule of Investments by Country
at December 31, 2000 -- (Continued)

Shares        Common Stocks: 100.7%                          Value
-----------------------------------------------------------------------------

              TAIWAN--CONTINUED
   12 000     Realtek Semiconductor Corp.                    $        32 609
   76 380     Siliconware Precision GDR                               42 433
  103 200     Taiwan Semiconductor Manufacturing Co. Ltd.*           247 717
    4 128     Taiwan Semiconductor ADR                                71 466
  161 000     United Microelectronics Corp.*                         233 819
   16 500     Via Technologies, Inc.*                                 89 176
                                                             ---------------
                                                                   1 095 387
                                                             ---------------

              THAILAND: 1.4%
    8 000     Advanced Info Service (FB)                              77 509
                                                             ---------------
TOTAL COMMON STOCKS
  (cost $6,471,629)                                                5 474 344
                                                             ---------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $6,471,629+): 100.7%                                       5 474 344
Liabilities in excess of Other Assets: (0.7)%                        (35 199)
                                                             ---------------
NET ASSETS: 100.0%                                           $     5 439 145
                                                             ---------------

  *  NON-INCOME PRODUCING SECURITY.
  +  AT DECEMBER 31, 2000, THE BASIS OF INVESTMENTS FOR FEDERAL INCOME TAX
     PURPOSES WAS THE SAME AS THEIR COST FOR FINANCIAL REPORTING PURPOSES.
     UNREALIZED APPRECIATION AND DEPRECIATION WERE AS FOLLOWS:



    Gross unrealized appreciation                   $   912 717
    Gross unrealized depreciation                    (1 910 002)
                                                    -----------
    Net unrealized depreciation                     $  (997 285)
                                                    -----------

ADR - AMERICAN DEPOSITARY RECEIPT.
GDR - GLOBAL DEPOSITARY RECEIPT.

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                          ASIA NEW ECONOMY FUND
Schedule of Investments by Industry
at December 31, 2000 (Unaudited)

                                                    % of
Industry                                            Net Assets

---------------------------------------------------------------
Airlines                                                   5.0%
Banking                                                   22.1
Computer Equipment                                         2.5
Diversified Operations                                    11.2
Electronics                                               25.9
Holding Companies                                          2.7
Internet Services                                          0.9
Manufacturing                                              1.5
Media                                                      3.5
Real Estate                                                5.4
Telecommunications                                        17.0
Wholesale                                                  3.0
                                                    ----------
TOTAL INVESTMENTS IN SECURITIES                          100.7
Liabilities in excess of Other Assets                     (0.7)
                                                    ----------
NET ASSETS                                               100.0%
                                                    ----------

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    ASIA SMALL CAP FUND

"ALTHOUGH SMALLER COMPANIES UNDERPERFORMED THEIR LARGER COUNTERPARTS LAST YEAR, WE BELIEVE THAT AS US INTEREST RATES ARE CUT, THE EXCESS LIQUIDITY IN ASIA WILL FIND ITS WAY INTO THE STOCK MARKETS. IF THE DRIVING FORCE BEHIND THIS SHIFT IS THE LOCAL RETAIL INVESTOR, THEN SMALLER COMPANIES MAY OUTPERFORM." - AGNES CHOW, PORTFOLIO MANAGER

Backdrop

It was a very difficult year for the Asian stock markets with rising US interest rates, higher oil prices and sharp falls in the NASDAQ. The past year was very disappointing for investing in Asian smaller companies, as they underperformed their larger capitalization counterparts. The driving force of small company performance in Asia is the participation of local retail investors, and in times of trouble, there is often panic selling leading to dramatic price falls.

The US economic slowdown pushed the technology sector into a downturn. We saw profit warnings from US technology companies almost on daily basis during the last six months of 2000, and the impact on the Asian technology sector was severe as Asia is the world's major producer of technology hardware. The poor Thanksgiving sales in the US confirmed that PC sales would be weak in the fourth quarter, which is traditionally the strongest quarter for the PC companies. The economies of Taiwan and Korea were especially hurt due to their heavy reliance on exports to the US.

The Taiwan stock market was further hurt by the political power struggle between the ruling party and KMT over the fiscal budget and the building of the nation's fourth nuclear power plant. The Korean market dealt not only with the sharp correction in spot DRAM prices, but also uncertainties regarding financial restructuring.

The general lack of restructuring continues to be a concern in Asia's less developed economies, such as Thailand, Indonesia and the Philippines. The levels of non-performing debt remain far too high and are preventing the banks from properly intermediating between potential depositors and borrowers. Unless action is taken these economies could easily stagnate next year. The portfolio has minimal exposure in these markets.

Brighter spots within the region last year were Hong Kong and China. Despite the decelerating trend of exports in China, domestic demand improved with higher retail sales. Hong Kong, helped by its relatively low technology component, continued to outperform the regional index.

Portfolio Positioning

Against the MSCI AC Far East Free ex Japan Index, the Fund underperformed for the three months, six months and twelve months ended December 31, 2000 due the relative poor performance of technology companies in Korea, Taiwan and Singapore.

However, we believe the portfolio is now positioned to outperform in rising markets, particularly if the technology sector is outperforming. We have maintained a high weighting in the technology sector and will look to increase it during the first quarter of 2001. We also like the interest rate sensitive sectors, such as banks and property, but the fund has a structural underweight position in these sectors as larger companies dominate them. We increased the weighting in the portfolio to the interest rate sensitive sectors from 26% at the end of September 2000 to 34% at the end of December 2000.

In addition, we believe the consumer sector was oversold during last year, and we are particularly attracted to retailers with outlets in China. We expect strong performance in 2001, as China's retail sales are accelerating. As of December 31, 2000, the portfolio had an average price earnings ratio of 9.2 times 2000 earnings.

We added to the weightings in JCG Holdings (a finance company) and HKR International (a property developer), in an effort to increase the interest rate sensitivity of the portfolio. A new holding, Chaoda Modern Agriculture, which is engaged in organic farming, was added to the portfolio due to the cash generative nature of the business and the high return on capital. Advantech (industrial PC) and Farady Technology (non-PC integrated circuit design) were also added to the portfolio as their earnings are not affected by the PC downturn.

---------------

INVESTEC FUNDS                    ASIA SMALL CAP FUND

Outlook

We view interest rate cuts to be the major catalyst for Asian stock markets to recover in 2001. We continue to be bullish about interest sensitive plays in the region, electronic exporters in Taiwan, Korea and Singapore and consumer stocks in China. Hong Kong has historically been an interest rate sensitive market, and hence, Hong Kong banking and property sectors here should outperform. We also expect strong returns from Taiwan and Korea as they recover from last year's slump. We do not expect the NASDAQ to fall sharply again as longer-term growth expectations in the technology sector have been adjusted down to a more reasonable level.

While we expect to see more earnings downgrades across many of the technology sub-sectors, the Taiwanese and Korean stock markets have already corrected about 50%. Contract manufacturers in Asia are still receiving large orders from multinational companies. The announcement by Solectron (U.S.) of an offer to acquire NatSteel Electronics (Singapore) at 100% premium reconfirmed our belief that Asian technology companies offer very good value at their current prices. Additionally, the DRAM sector has been helped by a stabilization in prices and the confirmation that Hyundai Electronics will reduce capital expenditure by 25% in 2001. We believe many capital expansion plans will be delayed.

Although smaller companies underperformed their larger counterparts last year, we believe that as US interest rates are cut, the excess liquidity in Asia will find its way into the stock markets. If the driving force behind this shift is the local retail investor, then smaller companies may outperform.

AGNES CHOW
Hong Kong

THE MSCI AC FAR EAST FREE EX JAPAN INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF OVER 450 STOCKS TRADED IN EIGHT ASIAN MARKETS, EXCLUDING JAPAN. IT IS IMPORTANT TO NOTE THAT INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

                                                                 ---------------

INVESTEC FUNDS                    ASIA SMALL CAP FUND

Fund Highlights

at December 31, 2000

Fund Managers: Robert Conlon; Agnes Chow

      # of Holdings in Portfolio:                   48
      Portfolio Turnover:                           61.8%
      % of Stocks in Top 10:                        39.1%

Top 10 Holdings (% of net assets)
      HKR International Ltd.                         5.0%
      Hong Leong Bank                                4.8%
      Dah Sing Financial Holdings                    4.6%
      Texwinca Holdings Ltd.                         4.5%
      JCG Holdings Ltd.                              4.4%
      Shinsegae Department Stores                    3.3%
      Shui On Construction                           3.2%
      Kingboard Chemicals Holdings Ltd.              3.2%
      First Capital Corp.                            3.1%
      Esprit Holdings Ltd.                           3.0%

Top 5 Sectors (% of net assets)
      Electronics                                   16.8%
      Banking                                       13.3%
      Computers                                     10.0%
      Retail                                         8.9%
      Real Estate                                    8.1%

Top 5 Countries (% of net assets)
      Hong Kong                                     45.6%
      Taiwan                                        18.3%
      Malaysia                                      11.0%
      Singapore                                     10.3%
      South Korea                                    9.9%

---------------

INVESTEC FUNDS                    ASIA SMALL CAP FUND

Comparison of change in value of $10,000 investment in the Investec Asia Small Cap Fund and the HSBC James Capel Southeast Asia Smaller Companies Index (HSBC James Capel SASC Index)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          ASIA SMALL CAP FUND  HSBC JAMES CAPEL SASC INDEX
4/29/96*              $10,000                      $10,000
6/30/96               $10,461                       $9,530
9/30/96               $10,397                       $9,467
12/31/96              $11,308                       $9,720
3/31/97               $12,046                      $10,336
6/30/97               $13,406                       $9,999
9/30/97               $12,503                       $7,820
12/31/97               $7,892                       $4,464
3/31/98                $7,684                       $5,116
6/30/98                $5,005                       $3,280
9/30/98                $4,530                       $2,921
12/31/98               $5,415                       $3,822
3/31/99                $4,916                       $3,765
6/30/99                $6,911                       $5,900
9/30/99                $6,517                       $5,138
12/31/99               $7,712                       $5,478
3/31/00                $8,069                       $5,548
6/30/00                $6,358                       $4,477
9/30/00                $5,506                       $3,752
12/31/00               $4,184                       $3,178

Average Annual Total Return
Periods ended December 31, 2000

One Year
-45.74%
Since Inception
-16.99%

* Inception date.

Past performance is not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

                                                                 ---------------

INVESTEC FUNDS                    ASIA SMALL CAP FUND

Schedule of Investments by Country
at December 31, 2000

Shares    Common Stocks: 100.1%                     Value
---------------------------------------------------------------------

          HONG KONG: 45.6%
          Chaoda Modern Agriculture (Holdings),
1 400 000 Inc.*                                     $        231 547
510 000   China Pharmaceutical Enterprise                      2 223
120 414   Dah Sing Financial Holdings                        648 408
500 840   Esprit Holdings Ltd.                               427 015
802 000   Giordano International Ltd.                        370 168
130 000   Global Tech (Holdings) Ltd.*                       150 006
2 000 000 Glorious Sun Enterprises Ltd.                      287 191
1 490 400 HKR International Ltd.                             707 012
1 334 000 JCG Holdings Ltd.                                  624 268
962 000   Kingboard Chemicals Holdings Ltd.*                 447 101
666 000   Nanjing Panda Electronics Co., Ltd.*               146 867
1 190 000 Pine Technology                                    144 942
454 000   QPL International Holdings Ltd.                    260 478
1 000 000 Quality Healthcare Asia Ltd.                       179 494
400 000   Shui On Construction                               456 428
750 000   TCL International Holdings Ltd.*                   171 160
3 508 000 Texwinca Holdings Ltd.                             634 163
280 000   Varitronix International Ltd.                      254 882
88 000    Wing Hang Bank Ltd.                                318 166
                                                    ----------------
                                                           6 461 519
                                                    ----------------

          MALAYSIA: 11.0%
360 000   Gamuda Berhad                                      350 526
800 000   Hong Leong Bank                                    677 895
400 000   Public Finance - Foreign                           362 105
84 000    Unisem Berhad                                      176 842
                                                    ----------------
                                                           1 567 368
                                                    ----------------

          PHILIPPINES: 4.0%
7 400 000 Cosmos Bottling Corp.                              333 000
202 500   Equitable Banking Corp.                            238 950
                                                    ----------------
                                                             571 950
                                                    ----------------

          SINGAPORE: 10.3%
71 800    Datacraft Asia Ltd.                                338 896
540 000   First Capital Corp.                                435 484
620 000   Flextech Holdings Ltd.                             339 286
52 000    Venture Manufacturing                              347 465
                                                    ----------------
                                                           1 461 131
                                                    ----------------

---------------

INVESTEC FUNDS                        ASIA SMALL CAP FUND
Schedule of Investments by Country
at December 31, 2000 -- (Continued)

Shares    Common Stocks: 100.1%                     Value
---------------------------------------------------------------------
          SOUTH KOREA: 9.9%
5 200     Cheil Communications, Inc.                $        254 862
96 000    Comtec Systems Co. Ltd.                            135 083
25 000    Daeduck Electronics Co., Ltd.                      196 640
67 505    Daou Technology, Inc.                              143 281
77 800    Korea Circuit Co.                                  173 436
16 000    Opicom Co., Ltd.*                                   32 380
13 280    Shinsegae Department Stores                        473 461
                                                    ----------------
                                                           1 409 143
                                                    ----------------

          TAIWAN: 18.3%
98 000    Advantech Co. Ltd.*                                310 688
59 274    Ambit Microsystems Corp.                           251 449
47 000    Faraday Technology Corp.*                          290 912
63 980    Procomp Informatics Co., Ltd.*                     137 155
117 410   Prodisc International                              180 794
100 000   Realtek Semiconductor Corp.                        271 739
69 520    Stark Technology, Inc.*                            264 478
84 600    Systex Corp.                                       104 217
189 800   Weltrend Semiconductor, Inc.*                      266 477
269 400   World Wiser Electronics, Inc.*                     329 429
130 194   Zyxel Communications Corp.                         194 583
                                                    ----------------
                                                           2 601 921
                                                    ----------------

          THAILAND: 1.0%
600 000   United Broadcasting Corp.                          135 640
                                                    ----------------
TOTAL COMMON STOCKS
  (cost $21,169,368)                                      14 208 672
                                                    ----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $21,169,368+): 100.1%                             14 208 672
Liabilities in excess of Other Assets: (0.1)%                (11 798)
                                                    ----------------
NET ASSETS: 100.0%                                  $     14 196 874
                                                    ----------------

  *  NON-INCOME PRODUCING SECURITY.
  +  AT DECEMBER 31, 2000, THE BASIS OF INVESTMENTS FOR FEDERAL INCOME TAX
     PURPOSES WAS THE SAME AS THEIR COST FOR FINANCIAL REPORTING PURPOSES.
     UNREALIZED APPRECIATION AND DEPRECIATION WERE AS FOLLOWS:


    Gross unrealized appreciation                   $1 874 831
    Gross unrealized depreciation                   (8 835 527)
                                                    ----------
    Net unrealized depreciation                     $(6 960 696)
                                                    ----------

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                          ASIA SMALL CAP FUND
Schedule of Investments by Industry
at December 31, 2000 (Unaudited)

                                                    % of
Industry                                            Net Assets

---------------------------------------------------------------
Advertising                                                1.8%
Agricultural Operations                                    1.6
Banking                                                   13.3
Cable TV                                                   1.0
Computer Equipment                                         5.5
Computers                                                 10.0
Construction                                               5.7
Consumer Related                                           6.5
Electronics                                               16.8
Finance                                                    6.9
Food & Beverage                                            2.3
Manufacturing                                              5.5
Medical Products                                           1.3
Networking Products                                        0.2
Pharmaceuticals                                            0.0
Real Estate                                                8.1
Retail                                                     8.9
Technology                                                 1.3
Telecommunications                                         3.4
                                                    ----------
TOTAL INVESTMENTS IN SECURITIES                          100.1
Liabilities in excess of Other Assets                     (0.1)
                                                    ----------
NET ASSETS                                               100.0%
                                                    ----------

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    CHINA & HONG KONG FUND

"THE IDEAL ECONOMIC BACKDROP FOR THE HONG KONG STOCK MARKET IS ONE OF DECLINING US INTEREST RATES AND A STRONG CHINESE ECONOMY - WE EXPECT BOTH IN 2001. THE BEST STOCK MARKET PERFORMANCE IS STILL AHEAD OF US." EDMUND HARRISS, PORTFOLIO MANAGER

Backdrop

The economic backdrop in Hong Kong remained almost unchanged over the last 12 months: strong growth of over 10% year-on-year in the first three quarters of 2000, driven by trade, especially from China, and a very cautious consumer. Interest rates were stubbornly high and deflation did not ease much. As a consequence, residential property prices stayed at or near their lows while retail sales growth, which showed early promise, rolled over. The banking sector benefited from falling bad debt levels and improving margins as their cost of funds fell. The lack of a broad-based increase in business activity meant that loan growth was relatively weak, although some banks were able to exploit certain market niches. This position only changed in December with indications that the US was slowing faster than many had originally forecast and the Federal Reserve's change in bias from tightening to neutral.

In 2000, Hong Kong's stock market saw fairly substantial swings in sentiment before succumbing to the prevailing mood of pessimism from September to November 2000. Nevertheless, the Hang Seng Index saw markedly better performance than the region as a whole. Hong Kong's exposure to technology related industries is low, especially when compared to Taiwan, South Korea and Singapore, and as a result, it was relatively insulated. The recognition at the end of the year that the US economy was slowing faster than had been predicted earlier caused sentiment to shift towards expectations of declining US interest rates. Hong Kong's currency board arrangement means that the domestic interest rate moves in line with that of the US and any change in the trend will immediately pass through to Hong Kong while the benefit to other countries in the region is less direct. Hence, the sharp rally in Hong Kong in December while the rest of the region languished. In January 2001 the US Federal Reserve reacted to the slowing US economy and cut interest rates twice by a total of 1%. Hong Kong followed suit and the Prime Lending Rate fell 1% to 8.5%.

Portfolio Positioning

Beginning in the third quarter, we adjusted the portfolio toward interest rate sensitive sectors in anticipation of an improving outlook. We increased the position in banks and residential real estate developers.

The Fund is overweight in domestic banks and real estate, residential and commercial. Commercial real estate exposure is found in the diversified company sector. The large underweight position in international banks is entirely accounted for by HSBC, whose substantial exposure to Europe and the US offers less leverage into the interest rate story that applies to Hong Kong.

The portfolio remains very focused and had 23 names as of December 31, 2000. The average price earnings ratio for the portfolio was 19.5 times 2000 earnings.

Outlook

Our expectation that the US economy will continue to weaken in the coming months means that we expect an aggressive program of interest cuts with the possibility of another 1.5% to come by June 2001. This decrease will bring the Prime Lending Rate in Hong Kong down to 7.5%. The expected re-emergence of inflation this year, forecast to be 1%, will also help by bringing down the 'real' cost of borrowing further to 6.5%, as compared with a peak 'real' level of 13%. In this environment of falling rates, equities are likely to do well although the coming three months will be difficult as the hard data come through in the US which will drag the US stock market in the short term.

                                                                 ---------------

INVESTEC FUNDS                    CHINA & HONG KONG FUND

In spite of our expectations for slower economic growth in 2001 compared with the past year, we believe that all the components for a bull market in Hong Kong's traditional sectors of real estate and banking are in place:

-  Declining interest rates
-  A pool of untapped savings standing at over US$440 billion
-  Residential housing affordability at a 20-year low
-  Rising wages
-  Improving employment expectations

The only missing element is confidence, which we expect will come through as interest rates head down.

We believe that the economic backdrop in 2001 will be similar to that of 1991. US interest rates peaked during the final quarter of 1990 and fell by 3.5% during 1991. Although the US economy contracted for the first three quarters of that year, the US stock market rose by over 26%. In Hong Kong, the Hang Seng Index rose by over 40%, led by domestic banks and real estate. Hong Kong has changed a great deal since 1991, but we still expect the best returns to come from these areas.

The banking sector has seen margins grow in the past year but so far, loan growth has been hard to find. As business activity increases and consumer confidence returns, the banks should see growth in both the lending and fee-based businesses. In the residential real estate market, the overhang of unsold property has dampened prices, but the improving outlook together with keen pricing will clear the market, setting the scene for more significant price rises in 2002. The underlying supply/demand picture for property is still good with an expanding population, and in spite of a short-term glut, there is still not enough to meet the need. Increased activity in the finance and property sectors will feed through to and boost other areas of the domestic economy such as retailing and advertising.

The picture is not so clear-cut on the telecommunication companies where the level of investment required for developing third generation (3G) mobile telecommunications is still open to question. This uncertainty will act as a brake on performance in these areas until the second half of the year. For the Chinese companies such as China Mobile and China Unicom, the problem is not quite so pressing since 3G is still some way off and penetration rates for current services are still low.

We expect that most of the benefits accruing in the domestic economy will come through toward the end of 2001 and into 2002. However, the stock market will anticipate this recovery, as we already began to see in December. The ideal economic backdrop for the Hong Kong stock market is one of declining US interest rates and a strong Chinese economy - we expect both in 2001. The best stock market performance is still ahead of us.

EDMUND HARRISS
Hong Kong

THE HANG SENG INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF THE 33 LARGEST COMPANIES IN THE HONG KONG MARKET. IT IS IMPORTANT TO NOTE THAT INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

---------------

INVESTEC FUNDS                    CHINA & HONG KONG FUND

Fund Highlights

at December 31, 2000

Fund Managers: Edmund Harriss; Adrian Fu

      # of Holdings in Portfolio:                     23
      Portfolio Turnover:                            38.8%
      % of Stocks in Top 10:                         75.7%

Top 10 Holdings (% of net assets)
      China Mobile (Hong Kong) Ltd.                  14.1%
      HSBC Holdings Plc                              12.6%
      Hutchison Whampoa                              11.9%
      Cheung Kong                                     9.6%
      Dao Heng Bank Group Ltd.                        4.9%
      Henderson Land Development Co., Ltd.            4.8%
      Sun Hung Kai Properties Ltd.                    4.8%
      Hang Seng Bank Ltd.                             4.6%
      Dah Sing Financial Holdings                     4.4%
      Cathay Pacific Airways                          4.0%

Top 5 Sectors (% of net assets)
      Real Estate                                    19.1%
      Telecommunications                             14.1%
      Commercial Banks                               13.8%
      Holding Offices                                13.7%
      Foreign Banks                                  12.6%

Top Country (% of net assets)
      Hong Kong                                     100.5%

                                                                 ---------------

INVESTEC FUNDS                    CHINA & HONG KONG FUND

Comparison of change in value of $10,000 investment in the Investec China & Hong Kong Fund and Hang Seng Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          CHINA & HONG KONG FUND  HANG SENG INDEX
6/30/94*                 $10,000          $10,000
9/30/94                  $10,616          $10,871
12/30/94                  $9,226           $9,352
3/31/95                   $9,274           $9,805
6/30/95                  $10,040          $10,512
9/30/95                  $10,680          $11,014
12/31/95                 $11,112          $11,501
3/31/96                  $12,066          $12,510
6/30/96                  $12,254          $12,582
9/30/96                  $13,054          $13,589
12/31/96                 $14,933          $15,358
3/31/97                  $13,628          $14,311
6/30/97                  $17,080          $17,351
9/30/97                  $16,595          $17,182
12/31/97                 $11,896          $12,243
3/31/98                  $11,803          $13,151
6/30/98                   $8,634           $9,754
9/30/98                   $7,990           $8,987
12/31/98                 $10,079          $11,455
3/31/99                  $10,603          $12,493
6/30/99                  $13,111          $15,450
9/30/99                  $12,680          $14,538
12/31/99                 $16,759          $19,366
3/31/00                  $17,510          $19,831
6/30/00                  $16,417          $18,385
9/30/00                  $16,038          $17,804
12/31/00                 $15,591          $17,168

Average Annual Total Return
Periods ended December 31, 2000

One Year
-6.97%
Since Inception
7.06%
Five Years
7.01%

* Inception date

Past performance is not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

---------------

INVESTEC FUNDS                    CHINA & HONG KONG FUND

Schedule of Investments by Industry
at December 31, 2000

Shares      Common Stocks: 100.5%                     Value
------------------------------------------------------------------------

            AIRLINES: 5.1%
2 576 000   Cathay Pacific Airways                    $       4 755 875
4 258 000   China Southern Airlines Co., Ltd.                 1 296 556
                                                      -----------------
                                                              6 052 431
                                                      -----------------

            CLOTHING STORES: 2.0%
1 709 071   Esprit Holdings Ltd.                              1 457 149
1 928 000   Giordano International Ltd.                         889 880
                                                      -----------------
                                                              2 347 029
                                                      -----------------

            COMMERCIAL BANKS: 13.8%
961 050     Dah Sing Financial Holdings                       5 175 084
1 026 500   Dao Heng Bank Group Ltd.                          5 830 218
401 000     Hang Seng Bank Ltd.                               5 398 284
                                                      -----------------
                                                             16 403 586
                                                      -----------------

            COMMUNICATION SERVICES: 1.0%
780 000     China Unicom Ltd.*                                1 195 046
                                                      -----------------

            COMPUTERS: 1.5%
2 874 000   Legend Holdings Ltd.                              1 805 531
                                                      -----------------

            ELECTRICAL INDUSTRIAL APPARATUS: 3.5%
2 674 000   Johnson Electric Holdings                         4 114 004
                                                      -----------------

            FOREIGN BANKS: 12.6%
1 005 710   HSBC Holdings Plc                                14 892 817
                                                      -----------------

            GAS PRODUCTIONS & DISTRIBUTIONS: 1.5%
1 193 659   Hong Kong & China Gas                             1 752 298
                                                      -----------------

            HOLDING OFFICE: 13.7%
601 000     Citic Pacific Ltd.                                2 130 550
1 135 000   Hutchison Whampoa                                14 151 666
                                                      -----------------
                                                             16 282 216
                                                      -----------------

            INTERNET SERVICES: 0.8%
1 535 440   Pacific Century CyberWorks Ltd.                     994 137
                                                      -----------------

                                                                 ---------------

INVESTEC FUNDS                        CHINA & HONG KONG FUND
Schedule of Investments by Industry
at December 31, 2000 -- (Continued)

Shares      Common Stocks: 100.5%                     Value
------------------------------------------------------------------------
            RADIO & TV BROADCASTING: 1.3%
283 000     Television Broadcasts Ltd.                $       1 487 621
                                                      -----------------

            REAL ESTATE: 19.1%
885 000     Cheung Kong                                      11 318 224
1 123 000   Henderson Land Development Co. Ltd.               5 716 002
568 000     Sun Hung Kai Properties Ltd.                      5 662 013
                                                      -----------------
                                                             22 696 239
                                                      -----------------

            REAL ESTATE OPERATORS & LESSORS: 6.7%
520 000     Swire Pacific Ltd. - Class A                      3 750 144
1 719 000   Wharf Holdings Ltd.                               4 176 449
                                                      -----------------
                                                              7 926 593
                                                      -----------------

            TELECOMMUNICATIONS: 14.1%
3 062 000   China Mobile (Hong Kong) Ltd.*                   16 723 874
                                                      -----------------

            WHOLESALE: 3.8%
2 446 000   Li & Fung Ltd.                                    4 453 146
                                                      -----------------
TOTAL COMMON STOCKS
  (cost $84,066,310)                                        119 126 568
                                                      -----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $84,066,310(+)): 100.5%                             119 126 568
Liabilities in excess of Other Assets: (0.5)%                  (624 514)
                                                      -----------------
NET ASSETS: 100.0%                                    $     118 502 054
                                                      -----------------

  *  NON-INCOME PRODUCING SECURITY.
  +  AT DECEMBER 31, 2000, THE BASIS OF INVESTMENTS FOR FEDERAL INCOME TAX THE
     SAME AS THEIR COST FOR FINANCIAL REPORTING PURPOSES. UNREALIZED
     APPRECIATION AND DEPRECIATION WERE AS FOLLOWS:



    Gross unrealized appreciation                   $40 031 661
    Gross unrealized depreciation                   (4 971 403)
                                                    ----------
    Net unrealized appreciation                     $35 060 258
                                                    ----------

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    INTERNET.COM-TM- INDEX FUND

Backdrop

As we have seen, the global equity markets experienced a great deal of volatility, particularly within the internet sector, during most of 2000. Against the backdrop of US election uncertainty, worse than expected inflation figures, technology company valuation worries and large cap media companies warning of a decrease in television advertising revenues, the ISDEX came down aggressively. The market became increasingly concerned about technology earnings after further signs of a slowdown in the US economy.

Towards the end of December, some of the external shocks began to subside, as oil prices dropped from their highs of $36 a barrel to $22 a barrel, the US dollar depreciated against the Euro currency, and the US confirmed a president-elect in George W. Bush.

Despite the wide swings in market movement, significant developments throughout the year showed that the online revolution was not a temporary bubble. Early in July, President Bill Clinton signed a law to give online agreements and electronic documents the same level of enforceability as their paper counterparts. The ability to complete complex legal transactions over the internet would benefit companies such as VeriSign, which create software for online brokerages, banks, insurance companies and other financial institutions.

Index constituent Phone.com merged with Software.com to become Openwave Systems. In contrast to the criticism of reckless spending often leveled at internet companies, Openwave plans to be operationally profitable by March 2001, under the aegis of former senior Cisco executive, Don Listwin. Openwave produces software that extends the reach of the internet to mobile phones and handheld devices. Its customers are diverse, ranging from portals, broadband network providers, internet service providers, wireline carriers, and wireless network operators. A great deal of money has been invested in infrastructure, and Openwave is one of the premier companies involved in creating the systems and services that customers can use, thereby generating revenues for service providers and carriers.

Analysts also noted that the demand environment for bandwidth remained robust with positive consequences for companies like Sycamore. Intelligent optical networks offer efficiencies that are possible over "dumb pipes" as carriers seek to rationalize their spending on infrastructure. Apart from their intelligent routing capabilities, Sycamore's switches are scaleable and manageable, giving network managers more options to grow and trouble-shoot networks.

RealNetworks introduced a new subscription service that signaled the company's move into services. The new service delivers content such as music, games and videos, in contrast to the core internet media software business in which RealNetworks made a name for itself. Its systems for streaming media, RealSystem iQ, is expected to improve the quality and scalability, as well the cost-effectiveness of delivering streamed content for content delivery networks and broadcasters. The product uses many-to-many multipoint distribution architecture which distributes the supply load away from the hub of the network, easing congestion. The architecture also supports both terrestrial and satellite-based delivery networks.

Another company expanding its horizons in 2000 was DoubleClick, which announced the acquisition of an online media research company. This acquisition represented a step toward building a market research business as opposed to being a pure play internet advertiser. The acquisition should strengthen DoubleClick's research and objective planning products.

Online retailers also featured significantly in the final quarter of the year. Two of the most critical shopping periods are Thanksgiving and Christmas, and online retailers faced close scrutiny during these periods given service dissatisfaction which angered many consumers the same time last year. In an inauspicious start, Amazon.com reported a sharply wider quarterly loss, although it did manage to exceed market expectations on the revenue line. However, along with most technology-related shares, shares in Amazon.com did not fare well, losing just under 60 percent of their market value.

Internet consultancy marchFIRST also faced difficulties. The company announced in November that it would reduce its workforce by 10 percent to cut costs in a declining market. The reductions were to be immediate and targeted primarily

                                                                 ---------------

INVESTEC FUNDS                    INTERNET.COM-TM- INDEX FUND

at staff with skills no longer highly demanded by clients, as well as those with skills in outdated technologies. Nearly ten days later, documents filed with the Securities and Exchange Commission confirmed fears that the company was burning through its cash reserves at a rapid pace, sending the stock to historic lows in subsequent days.

Portfolio Positioning

We employed the full replication method in tracking the internet.com-TM- Stock Index (ISDEX) for the period under review. As a result, all 50 constituent stocks were bought in their respective index weightings. From time to time, certain stocks were over or under weighted as smaller cashflows were invested. We ended the year with a tracking error of 0.09 percent, as measured by the rolling standard deviation of the daily differences between the total index return and the Fund since inception.

The ISDEX is reviewed quarterly by the steering committee to ensure that the list comprises the most comprehensive representation of the internet industry. In so doing, there were several changes made throughout the year. Deletions included Verio, iXL, MP3 and Prodigy Communications. In their place included Phone.com, Aether Systems, Sycamore Networks and Terra Networks.

The changes reflect an increase in the representation of wireless companies as the internet has expanded from the realm of fixed wired communications to encompass wireless communications as well. The changes also succeeded in raising the coverage of the index from about 77 percent to about 81 percent of the value of internet-focused companies.

Outlook

The ISDEX has not escaped the broad sell off in the US. Moreover, internet companies have been more severely punished than has the general market. Whenever the economy slows in a rising interest rate environment, the financial markets will focus on valuations far more closely. Rising interest rates and slowing growth rates are very strong drivers of lower company valuations. This relationship holds even in the new economy! The business cycle remains alive and well. However, a key distinguishing factor is that the new economy has seen a secular increase in productivity brought about by the efficient use of human capital aided by phenomenal improvements in technology, not least of which is the internet.

The extent of the economic slow down in the US has taken the markets by surprise. At the end of the year, the markets were in the midst of the fourth quarter pre-earnings season, which US traded companies use to signal to the market whether their expected earnings are still accurate. A number of companies had used this period to warn -- and a number probably still will. However, the warnings have not been confined to the TMT sector. A number of real old economy stocks have also been hard hit as their markets begin to contract in line with the broader economic landscape. In this environment, financial markets often overshoot on the downside.

DOUG BLATCH
Cape Town

INTERNET.COM IS A TRADEMARK, 'ISDEX' IS A REGISTERED TRADEMARK, AND ISDEX AND INTERNET.COM ARE SERVICE MARKS OF INTERNET.COM CORPORATION (NASDAQ: INTM), AND ARE USED SOLELY WITH THE EXPRESS PERMISSION OF INTERNET.COM. INTERNET.COM MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, TO ANY PERSON OR ENTITY AS TO THE RESULTS TO BE OBTAINED FROM, THE PERFORMANCE OF OR ANY DATA INCLUDED IN, OR ANY OTHER MATTERS CONCERNING THE ISDEX INDEX OR THE TRADEMARKS OR SERVICE MARKS DESCRIBED ABOVE. UNDER THE LICENSE AGREEMENT, INTERNET.COM IS PARTIALLY COMPENSATED FOR ITS LICENSE TO INVESTEC ASSET MANAGEMENT AND THE FUND OF THE SERVICE MARK AND TRADEMARKS DESCRIBED ABOVE BASED ON THE TOTAL ASSETS INVESTED IN THE FUND.

---------------

INVESTEC FUNDS                    INTERNET.COM-TM- INDEX FUND

Fund Highlights

at December 31, 2000

Fund Manager: Doug Blatch

      # of Holdings in Portfolio:                   48
      Portfolio Turnover:                           76.2%
      % of Stocks in Top 10:                        74.0%

Top 10 Holdings (% of net assets)
      Cisco Systems, Inc.                           13.7%
      AOL Time Warner, Inc.                         12.8%
      Juniper Networks, Inc.                        11.4%
      i2 Technologies, Inc.                          6.7%
      Check Point Software Technology                6.4%
      Broadcom Corp.                                 6.1%
      Yahoo!, Inc.                                   5.2%
      VeriSign, Inc.                                 4.5%
      Ariba, Inc                                     4.0%
      Sycamore Networks Inc.                         3.2%

Top 5 Sectors (% of net assets)
      Internet Enablers                             35.4%
      Internet Software                             28.0%
      Internet Content                              19.0%
      Internet Security                             12.4%
      E-tailers and E-commerce                       6.0%

Top Countries (% of net assets)
      United States                                 92.9%
      Israel                                         6.4%
      Spain                                          2.0%

                                                                 ---------------

INVESTEC FUNDS                    INTERNET.COM-TM- INDEX FUND

Comparison of change in value of $10,000 investment in the Investec internet.com-TM- Index Fund and the internet.com-TM- Stock Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          INTERNET.COM-TM- INDEX FUND  INTERNET INDEX -TM-
7/30/99*                      $10,000              $10,000
9/30/99                       $11,256              $11,541
12/31/99                      $18,208              $18,833
3/31/00                       $20,273              $21,020
6/30/00                       $15,705              $16,294
9/30/00                       $15,817              $16,493
12/31/00                       $7,560               $7,913

Average Annual Total Return
Periods ended December 31, 2000

One Year
-58.48%
Since Inception
-17.85%

* Inception date

Past performance is not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

---------------

INVESTEC FUNDS                    INTERNET.COM-TM- INDEX FUND

Schedule of Investments by Industry
at December 31, 2000

Shares      Common Stocks: 101.3%                     Value
-----------------------------------------------------------------------

            CONSULTING SERVICES: 0.5%
  2 080     Wireless Facilities, Inc.*                $         75 400
                                                      ----------------

            E-TAILERS & E-COMMERCE: 6.0%
 16 670     Amazon.com, Inc.*                                  259 427
  8 250     Ameritrade Holding Corp. - Class A*                 57 750
 12 540     eBay, Inc.*                                        413 820
 14 790     E*trade Group, Inc.*                               109 076
  2 670     GOTO.com, Inc.*                                     19 524
  7 000     Priceline.com, Inc.*                                 9 188
  4 100     Ticketmaster Online - CitySearch, Inc.*             34 338
                                                      ----------------
                                                               903 123
                                                      ----------------

            INTERNET CONTENT: 17.0%
 14 700     CMGI, Inc.*                                         82 229
  6 510     CNET, Inc.*                                        104 160
  5 780     Doubleclick, Inc.*                                  63 580
  3 910     HomeStore.com, Inc.*                                78 689
 18 700     i2 Technologies, Inc.*                           1 016 812
 14 800     InfoSpace, Inc.*                                   130 888
  5 430     Inktomi Corp.*                                      97 061
  5 880     MarchFirst, Inc.*                                    8 820
  2 700     S1 Corp.*                                           14 175
    820     Sportsline USA, Inc.*                                4 356
  2 380     StarMedia Network, Inc.*                             4 500
  4 430     VerticalNet, Inc.*                                  29 487
 16 860     WebMD Corp.*                                       133 826
 26 110     Yahoo!, Inc.*                                      787 788
                                                      ----------------
                                                             2 556 371
                                                      ----------------

            INTERNET ENABLERS: 35.4%
 11 240     Ariba, Inc.*                                       602 745
 11 020     Broadcom Corp.*                                    925 680
 54 060     Cisco Systems, Inc.*                             2 067 795
 13 640     Juniper Networks, Inc.*                          1 719 493
  2 850     net2Phone, Inc.*                                    21 019
                                                      ----------------
                                                             5 336 732
                                                      ----------------

            INTERNET SEARCH/PORTALS: 2.0%
 29 070     Terra Networks S.A. ADR*                           307 052
                                                      ----------------

                                                                 ---------------

INVESTEC FUNDS                        INTERNET.COM-TM- INDEX FUND
Schedule of Investments by Industry
at December 31, 2000 -- (Continued)

Shares      Common Stocks: 101.3%                     Value
-----------------------------------------------------------------------
            INTERNET SECURITY: 12.4%
  7 200     Check Point Software Technology*          $        961 650
  2 010     Internet Security Systems, Inc.*                   157 659
  7 460     RealNetworks, Inc.*                                 64 809
  9 240     VeriSign, Inc.*                                    685 493
                                                      ----------------
                                                             1 869 611
                                                      ----------------

            INTERNET SOFTWARE: 28.0%
  1 770     Aether Systems, Inc.*                               69 251
    940     Allaire Corp.*                                       4 729
 55 440     AOL Time Warner, Inc.*                           1 929 312
 19 040     At Home Corp.*                                     105 315
 12 580     BroadVision, Inc.*                                 148 601
  6 130     EarthLink, Inc.*                                    30 842
 19 990     Exodus Communications, Inc.*                       399 800
  4 810     Liberate Technologies, Inc.*                        65 536
  3 970     Openwave Systems, Inc.*                            190 312
  7 600     Portal Software, Inc.*                              59 613
  6 740     Psinet, Inc.*                                        4 845
  1 840     RSA Security, Inc.*                                 97 290
  3 680     Scient Corp.*                                       11 960
 12 760     Sycamore Networks, Inc.*                           475 310
  9 100     TIBCO Software, Inc.*                              436 231
 11 030     Vignette Corp.*                                    198 540
                                                      ----------------
                                                             4 227 487
                                                      ----------------
TOTAL COMMON STOCKS
  (cost $23,747,123)                                        15 275 776
                                                      ----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $23,747,123+): 101.3%                               15 275 776
Liabilities in excess of Other Assets: (1.3)%                 (190 937)
                                                      ----------------
NET ASSETS: 100.0%                                    $     15 084 839
                                                      ----------------

  *  NON-INCOME PRODUCING SECURITY.
  +  AT DECEMBER 31, 2000, THE BASIS OF INVESTMENTS FOR FEDERAL INCOME TAX
     PURPOSES WAS THE SAME AS THEIR COST FOR FINANCIAL REPORTING PURPOSES.
     UNREALIZED APPRECIATION AND DEPRECIATION WERE AS FOLLOWS:



    Gross unrealized appreciation                   $3 094 925
    Gross unrealized depreciation                   (11 566 272)
                                                    ----------
    Net unrealized depreciation                     $(8 471 347)
                                                    ----------

ADR - AMERICAN DEPOSITARY RECEIPT.

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    MAINLAND CHINA FUND

"THE ECONOMY OF CHINA IS MORE DEFENSIVE AGAINST A GLOBAL SLOWDOWN THAN THE REST OF ASIA GIVEN THE STEADY RECOVERY OF DOMESTIC DEMAND. WE BELIEVE THAT THE CHINA MARKET WILL END ON A HIGHER NOTE THIS YEAR DUE TO THE DOMINANCE OF TELECOMMUNICATION AND TECHNOLOGY STOCKS, AS THE SECULAR GROWTH TREND REMAINS STRONG AND VALUATIONS NOW LOOK LESS DEMANDING." - ADRIAN FU, PORTFOLIO MANAGER

Backdrop

The economic backdrop in China improved significantly in 2000 with strong GDP growth over 8% year-on-year in the first three quarters of 2000, driven mainly by strong exports growth. Towards the end of the year, however, economic growth shifted from exports to domestic consumption and investments. In the fourth quarter of 2000, export growth in China started to moderate due to the high base of comparison and the slowdown in the US, while domestic consumption continued to improve with higher demand for personal computers, mobile phones, housing and automobiles. The pay increase for civil servants and the introduction of a 20% tax on deposit interest income in the second half 1999 also helped increase consumer spending. State fixed asset investment, which had been falling since December 1998, rebounded in 2000. With China's imminent accession to the WTO, contracted foreign direct investment also rebounded substantially to reflect the rising appetite of multinational corporations for investment in China.

It is not always appreciated that China's stock market (as represented by the MSCI China Free Index) is the third most technology-oriented market in Asia, following those of Taiwan and South Korea. The Chinese market is characterized by the high concentration of large telecommunication and technology companies that generate high returns on equity, followed by a number of smaller state owned enterprises that earn low return on equity. Investors' preference for companies with high return on equity means that the concentrated nature of this market is likely to continue. The sharp performance of technology stocks in the first quarter of 2000 is hidden when examining the MSCI China Free Index because of a structural change, as the Red Chips' sector (including China Mobile) was not included until June 2000. China is more insulated than the export oriented stock markets of Taiwan and South Korea, as the secular growth trend of the telecommunication and technology sectors in China's domestic market has remained strong. Hence, China outperformed the Asia region as a whole in 2000.

Portfolio Positioning

The Fund remained ahead of the MSCI China Free Index over three months, six months, 12 months and 24 months as of December 31, 2000.

The portfolio remained concentrated in the telecommunication, technology and transport sectors. We added to the weighting in communication services as we believed the sector had overly discounted the impact of tariff rebalancing. In addition to China Mobile, we also hold China Unicom, the second largest wireless service operator, and Citic Pacific in the multi-industry sector, with its exposure to telecommunication related assets in China.

We increased the weighting in airlines within the transport sector as our concern over high jet fuel subsided given lower crude oil prices and the government announcement in November 2000 of a new pricing mechanism that linked domestic airfares to movements in fuel prices. Within the commodity sector, we purchased SINOPEC, as domestic demand had been strong and we felt lower crude oil prices would improve margins for the company's downstream petrochemical businesses. We reduced the exposure to export oriented companies such as COSCO Pacific within the transport sector as we expected the rate of growth in exports to normalize in 2001.

Outlook

Although the contraction of global valuations following the sharp fall in NASDAQ in March effected the performance of the China market, the secular growth trend of the telecommunication and technology sectors in China has remained strong. China is more defensive than other exports-led countries in Asia due to improving domestic demand, and in particular, penetration rates remain very low for technology products.

                                                                 ---------------

INVESTEC FUNDS                    MAINLAND CHINA FUND

As a result, we do not believe the slowdown in the US will significantly affect the economic backdrop for China in year 2001. China Mobile and China Unicom should continue to enjoy rapid mobile subscriber growth, and despite concerns about the softness in worldwide PC demand and profit warnings from US computer manufacturers, we believe Legend will deliver strong earnings as PC sales increase in China.

Taking into account the 100 basis point cut from the US Federal Reserve in January 2001 and the expectation of further rate cuts, we believe the China market will perform better in 2001. As interest rates in Hong Kong follow those of the US, we expect liquidity conditions for China stocks to improve as most Chinese companies are listed in Hong Kong.

Consumption should improve further going forward as the government has also promised new policies to encourage the housing, computer, and auto sectors. State fixed asset investment has also rebounded. The Chinese government aggressively supported the economy during the Asian economic crisis by building infrastructure projects. This time, the government will invest in productivity and consumption enhancing projects such as technical upgrades for manufacturers and housing. In early December 2000, the government announced it would issue RMB 50 billion worth of infrastructure bonds to stimulate domestic demand.

We believe China's stock market will perform better in 2001 for the following reasons:

-  Stable economic outlook.
-  Liquidity improvement for China's stock market due to US interest rate cuts
-  Growing demand for technology and telecommunication products
- Concerns in the transport sector overplayed but we are still positive on World Trade Organization (WTO) entry
-  Attractive valuations

The decrease in export growth and the delayed entry into the WTO, due to the unresolved issue of agricultural subsidies, have hurt the performance of the transport sector. On the other hand, we note that China has been on a secular trend in gaining market share of total US imports due to the competitiveness of China's low cost manufacturers. China's export structure has also improved, from traditional textile and garment products to high value added information technology products, as more multinational electronics manufacturers invest in China. As a result, exports may not deteriorate as quickly as expected. The finalization of China's entry into the WTO later in 2001 should also be a boost to sentiment. We believe that shipping companies, port operators and airline companies will continue to enjoy decent earnings growth.

Valuations are now less demanding after last year's share price correction. Nevertheless, the dominance of technology and telecom sectors in China's stock market means that performance could be highly volatile in the near term as global conditions remain uncertain. We believe that, eventually, investors will focus on the strong underlying growth in the Chinese market.

ADRIAN FU
Hong Kong

THE MSCI CHINA FREE INDEX REPRESENTS THE UNIVERSE OF OPPORTUNITIES FOR INVESTMENT IN THE CHINA EQUITIES MARKET AVAILABLE TO NON-DOMESTIC INVESTORS. THE INDEX CURRENTLY CONTAINS 30 STOCKS AND HAS A MARKET CAPITALIZATION OF $66 BILLION AS OF DECEMBER 29, 2000. IT IS IMPORTANT TO NOTE THAT INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

---------------

INVESTEC FUNDS                    MAINLAND CHINA FUND

Fund Highlights

at December 31, 2000

Fund Managers: Robert Conlon; Adrian Fu

      # of Holdings in Portfolio:                   25
      Portfolio Turnover:                           93.0%
      % of Stocks in Top 10:                        69.1%

Top 10 Holdings (% of net assets)
      China Mobile (Hong Kong) Ltd.                 19.9%
      Legend Holdings Ltd.                           8.7%
      Citic Pacific Ltd.                             6.5%
      China Unicom Ltd.                              6.2%
      China Shipping Development Co., Ltd.           5.4%
      Cosco Pacific, Ltd.                            4.7%
      Cheung Kong (Holdings) Ltd.                    4.6%
      Hutchison Whampoa                              4.5%
      China Merchants Hai Hong Holdings              4.4%
      China Southern Air                             4.2%

Top 5 Sectors (% of net assets)
      Telephone Communications                      19.9%
      Conglomerates & Diversified Operations        18.8%
      Transportation                                11.3%
      Computers                                      8.7%
      Communication Services                         6.2%

Top Share Types (% of net assets)
      Red Chips                                     52.4%
      H Shares                                      37.7%
      Shanghai B Shares                              3.9%
      China Plays                                    2.5%

                                                                 ---------------

INVESTEC FUNDS                    MAINLAND CHINA FUND

Comparison of change in value of $10,000 investment in the Investec Mainland China Fund and the MSCI China Free Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MAINLAND CHINA FUND  MSCI CHINA FREE INDEX
11/03/97*              $10,000                $10,000
12/31/97                $9,450                 $7,947
3/31/98                $10,267                 $7,806
6/30/98                 $7,230                 $5,055
9/30/98                 $6,728                 $4,289
12/31/98                $7,091                 $4,464
3/31/99                 $6,198                 $3,926
6/30/99                 $9,524                 $7,096
9/30/99                 $8,932                 $5,899
12/31/99                $9,373                 $4,907
3/31/00                 $9,823                 $3,908
6/30/00                 $9,063                 $4,850
9/30/00                 $8,360                 $3,996
12/31/00                $7,340                 $3,328

Average Annual Total Return
Periods ended December 31, 2000

One Year
-21.69%
Since Inception
-9.32%

* Inception date.

Past performance is not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

---------------

INVESTEC FUNDS                    MAINLAND CHINA FUND

Schedule of Investments by Industry
at December 31, 2000

Shares      Common Stocks: 96.6%                      Value
----------------------------------------------------------------------

            AIRLINES: 4.2%
1 200 000   China Southern Air                        $       365 399
                                                      ---------------

            AUTO MANUFACTURERS: 2.5%
  8 100     Brilliance China Automotive - N                   214 144
                                                      ---------------

            CHEMICALS: 2.4%
1 130 000   Yizheng Chemical Fibre Co.                        211 521
                                                      ---------------

            COMMUNICATION EQUIPMENT: 4.6%
305 000     Eastern Communications Co. Ltd.                   335 500
268 000     Nanjing Panda Electronics Co., Ltd.*               59 100
                                                      ---------------
                                                              394 600
                                                      ---------------

            COMMUNICATION SERVICES: 6.2%
352 000     China Unicom Ltd.*                                539 303
                                                      ---------------

            COMPUTERS: 8.7%
1 202 000   Legend Holdings Ltd.                              755 132
                                                      ---------------

            CONGLOMERATE & DIVERSIFIED OPERATIONS:
              18.8%
528 000     China Merchants Hai Hong Holdings                 382 476
158 000     Citic Pacific Ltd.                                560 111
 31 200     Hutchison Whampoa                                 389 015
165 000     Shanghai Industrial Holdings Ltd.                 300 396
                                                      ---------------
                                                            1 631 998
                                                      ---------------

            CONSUMER RELATED: 2.8%
132 000     Beijing Enterprises Holdings, Ltd.                120 158
858 000     Glorious Sun Enterprises Ltd.                     123 205
                                                      ---------------
                                                              243 363
                                                      ---------------

            ELECTRONICS: 1.8%
694 000     TCL International Holdings Ltd.*                  158 380
                                                      ---------------

            FINANCE: 2.5%
212 000     China Everbright, Ltd.                            218 803
                                                      ---------------

                                                                 ---------------

INVESTEC FUNDS                        MAINLAND CHINA FUND
Schedule of Investments by Industry
at December 31, 2000 -- (Continued)

Shares      Common Stocks: 96.6%                      Value
----------------------------------------------------------------------
            PETROCHEMICALS: 3.2%
960 000     China Petroleum & Chemical Corp.*         $       152 621
1 224 000   Shanghai Petrochemical                            122 405
                                                      ---------------
                                                              275 026
                                                      ---------------

            PHARMACEUTICALS: 0.0%
296 000     China Pharmaceutical Enterprise Wts.                1 290
                                                      ---------------

            REAL ESTATE: 4.6%
 31 000     Cheung Kong (Holdings) Ltd.                       396 458
                                                      ---------------

            RETAIL: 1.5%
110 000     Global Tech (Holdings) Ltd.                       126 928
                                                      ---------------

            TELEPHONE COMMUNICATIONS: 19.9%
316 000     China Mobile (Hong Kong) Ltd.*                  1 725 913
                                                      ---------------

            TRANSPORTATION-MARINE: 11.3%
646 000     China National Aviation Co., Ltd.                 107 671
3 074 000   China Shipping Development Co., Ltd.*             465 059
525 000     Cosco Pacific, Ltd.                               407 227
                                                      ---------------
                                                              979 957
                                                      ---------------

            WHOLESALE: 1.6%
 76 000     Li & Fung Ltd.                                    138 364
                                                      ---------------
TOTAL COMMON STOCKS
  (cost $8,867,052)                                         8 376 579
                                                      ---------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $8,867,052+): 96.6%                                 8 376 579
Other Assets less Liabilities: 3.4%                           299 163
                                                      ---------------
NET ASSETS: 100.0%                                    $     8 675 742
                                                      ---------------

  *  NON-INCOME PRODUCING SECURITY.
  +  AT DECEMBER 31, 2000, THE BASIS OF INVESTMENTS FOR FEDERAL INCOME TAX
     PURPOSES WAS THE SAME AS THEIR COST FOR FINANCIAL REPORTING PURPOSES.
     UNREALIZED APPRECIATION AND DEPRECIATION WERE AS FOLLOWS:


    Gross unrealized appreciation                   $  873 536
    Gross unrealized depreciation                   (1 364 009)
                                                    ----------
    Net unrealized depreciation                     $ (490 473)
                                                    ----------

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    WIRED-Registered Trademark- INDEX FUND

Backdrop

Financial markets have no appetite for uncertainty, and lingering concerns over technology shares persisted over much of 2000. Investors expected the worst as many high profile companies, including Nokia, Intel and Lucent within the Wired Index-TM-, either failed to meet earnings expectations or reported good results while lowering expectations going forward. As a result, the market rotated into defensive stocks like utilities and out of technology shares. Profit warnings were not solely restricted to the technology sector as the broader market also sold off. A number of external factors further added to the market downslide, including a weak Euro, conflict in the Middle East, surging oil prices and the US election uncertainty.

Within the Wired Index-TM- and the Fund were large daily percentage swings, reflecting the market volatility. Among the index companies in the news:

    In response to the plans of Intel and other chipmakers to establish at least 26 plants to make chips on larger 300-millimeter wafers costing about $35 billion, the world's biggest semiconductor equipment maker, Applied Materials, unveiled tools to build chips on the larger wafers. Applied Materials said the 21 new tools, some of which had been used in chipmakers' development work already, performed three-fourths of the manufacturing process. For chipmakers like Intel, the larger wafers will mean more than twice as many semiconductors can be put on each one with less wasted space, lowering costs.

    On the downside, shares in BroadVision suffered a blow early in the third quarter when American Airlines announced that its next generation website would be created using rival technology. While the American Airlines account was only the 39th largest on BroadVision's books and was therefore less material to revenues than the market had suspected, the company chairman did acknowledge that the airline's decision pointed to some deficiencies in the area of BroadVision's customer care.

    Walt Disney comfortably beat market expectations of its earnings, in large part due to strong performances from its broadcast networks and theme parks. Broadcast networks were aided by strong advertising revenue as well the popularity of shows such as ABC's WHO WANTS TO BE A MILLIONAIRE?. Theme parks implemented a new "FastPass" system which enabled patrons to reserve their spaces on rides rather than waiting in line, freeing the visitors to wander around the park more and spend more money.

    Nokia was the catalyst for a bounce in depressed worldwide equity markets when it announced its third quarter earnings a week ahead of schedule. The company reaffirmed its 25%-30% growth rate and predicted that there would be a billion cellphones by 2005. It also confirmed its market share is more than double that of its nearest competitor, Motorola. Nokia remains one of the few, very profitable handset producers.

    First Data Corporation formed a joint venture with iFormation to develop electronic payment services for internet users. The joint venture will be known as eONE Global. The initial operating businesses of the joint venture will include a deal with Entrust Technologies to provide payment services over internet and wireless systems, and services that allow businesses to pay US state and federal taxes electronically.

    WorldCom appeared open to selling itself at the right price after its blocked bid to buy Sprint, which the European Union and the US regulatory authorities had blocked based on competition concerns. The company warned that pricing pressure and currency translation would hurt revenue and profit growth going into 2001. The company also revealed plans to create two separately traded tracking stocks. The mature high cashflow consumer business would be known as MCI while Worldcom would reflect the fast growing data, hosting, wireless and internet business.

    In December, we also saw the completion of the merger between Glaxo Wellcome and Wired Index-TM- constituent SmithKline Beecham to form GlaxoSmithKline. The new entity replaced SmithKline Beecham in the index.

                                                                 ---------------

INVESTEC FUNDS                    WIRED-Registered Trademark- INDEX FUND

Portfolio Positioning

We employed the full replication method in tracking the Wired Index-TM-, and as a result, we invested in all 40 constituent stocks in the respective index weightings. From time to time, certain stocks were over or under weighted as smaller cash flows were invested.

The Fund's tracking error, as measured by the rolling standard deviation of the daily differences between the total index return and the Fund return since inception, ended the year at 0.09%.

On December 29, 2000, the Wired Index-TM- was rebalanced with a new market capitalization ceiling of $40 billion, up from $30 billion. The Wired Index-TM-Fund reflected these changes on January 2, 2001.

Outlook

Last year's excitement over what was quickly embraced as a 'New Economy' has simmered down, but it is wrong to replace excitement with cynicism. Most hair splitters agree now that the world still has just one economy, not an Old and a New. But to discount the significant changes and almost unimaginable advances in productivity, communication and globalization as anomalies is to compete with the ostrich for head space in the sand. Throughout economic history, markets experience periods of extraordinary change which then must be absorbed. What the elements of the 'New Economy' encourage are shorter periods between change and absorption. Innovation drives economic change, and the business cycle is not dead, merely quicker.

Cisco is a classic example of an evolutionary big company thinking small. The company made numerous acquisitions which showed it to be effectively thinking like an entrepreneur by outsourcing its R&D and attaining top class engineers, which were in extreme shortage. Companies must act strategically about the way they work. They do not have to be IT companies, but they do need to employ technology, communication networks, information and globalism to do their work better than that of their competitors.

The New Economy was not the dot-com bubble. It remains the unaccountable, visionary portion of the global economy which allows a natural gas company like Enron to become the world's biggest B2B venture, processing over half a million transactions last year and grossing $336 billion by buying and selling commodities, bandwidth and weather derivatives. Time and time again, Enron has re-invented itself and its innovation dominates the new markets it enters.

The concept of the New Economy, no matter what one terms it, is the home of the entrepreneur. It is that part of the global economy housing the world's innovation and creativity.

DOUG BLATCH
Cape Town

WIRED-REGISTERED TRADEMARK- IS A REGISTERED TRADEMARK, AND WIRED INDEX A SERVICE MARK, OF ADVANCE MAGAZINE PUBLISHERS INC., AND ARE USED WITH PERMISSION OF ADVANCE MAGAZINE PUBLISHERS INC. ADVANCE MAGAZINE PUBLISHERS INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING NO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, TO ANY PERSON OR ENTITY AS TO THE RESULTS TO BE OBTAINED FROM OR ANY DATA INCLUDED IN, OR ANY OTHER MATTERS CONCERNING, THE WIRED INDEX-TM- OR THE TRADEMARKS.

---------------

INVESTEC FUNDS                    WIRED-Registered Trademark- INDEX FUND

Fund Highlights

at December 31, 2000

Fund Manager: Doug Blatch

      # of Holdings in Portfolio:                   40
      Portfolio Turnover:                           27.4%
      % of Stocks in Top 10:                        48.7%

Top 10 Holdings (% of net assets)
      Enron Corp.                                    7.4%
      Aventis S.A.                                   5.9%
      Schlumberger Ltd.                              5.6%
      American International Group, Inc.             5.4%
      Emc Corp./Mass                                 4.8%
      Charles Schwab & Co., Inc.                     4.4%
      GlaxoSmithKline Plc                            3.9%
      Walt Disney Co.                                3.9%
      Qwest Communication International              3.8%
      Nokia OYJ                                      3.6%

Top 5 Sectors (% of net assets)
      Software                                       7.5%
      Energy / Petroleum                             7.4%
      Financial Services                             7.3%
      Wireless Communication Equipment               6.7%
      Biological Research                            6.6%

Top 5 Countries (% of net assets)
      United States                                 73.6%
      United Kingdom                                10.1%
      France                                         5.9%
      Finland                                        3.6%
      Australia                                      2.2%

                                                                 ---------------

INVESTEC FUNDS                    WIRED-Registered Trademark- INDEX FUND

Comparison of change in value of $10,000 investment in the Investec Wired-Registered Trademark- Index Fund and Wired Index-TM-

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           WIRED-REGISTERED TRADEMARK-
                            Index Fund  Wired Index -TM-
12/15/98*                      $10,000           $10,000
12/31/98                       $11,160           $11,411
3/31/99                        $13,408           $13,790
6/30/99                        $14,016           $14,475
9/30/99                        $13,440           $13,908
12/31/99                       $18,824           $19,549
3/31/00                        $21,367           $22,262
6/30/00                        $20,089           $20,931
9/30/00                        $19,473           $20,360
12/31/00                       $15,666           $16,414

Average Annual Total Return
Periods ended December 31, 2000

One Year
-16.78%
Since Inception
24.52%

* Inception date.

Past performance is not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

---------------

INVESTEC FUNDS                    WIRED-Registered Trademark- INDEX FUND

Schedule of Investments by Industry
at December 31, 2000

Shares      Common Stocks: 100.9%                     Value
------------------------------------------------------------------------

            AUTOMOBILE: 2.1%
 78 075     DaimlerChrysler AG                        $       3 216 690
                                                      -----------------

            BANKING: 2.6%
 32 277     State Street Corp.                                4 009 126
                                                      -----------------

            BIOLOGICAL RESEARCH: 6.6%
 10 448     Affymetrix, Inc.*                                   777 723
107 990     Aventis S.A.                                      9 098 157
 11 100     INCYTE Pharmaceuticals, Inc.*                       276 113
                                                      -----------------
                                                             10 151 993
                                                      -----------------

            COMPUTER COMMUNICATION EQUIPMENT: 2.9%
114 610     Cisco Systems, Inc.*                              4 383 832
                                                      -----------------

            COMPUTER STORAGE DEVICES: 4.8%
111 166     Emc Corp./Mass*                                   7 392 539
                                                      -----------------

            COMPUTERS: 2.9%
158 180     Sun Microsystems, Inc.*                           4 409 268
                                                      -----------------

            CONSUMER ELECTRONICS: 2.0%
 42 838     Sony Corp.                                        2 987 951
                                                      -----------------

            ELECTRONICS MANUFACTURING: 1.5%
 79 630     Flextronics International Ltd.*                   2 269 455
                                                      -----------------

            ENERGY / PETROLEUM: 7.4%
136 910     Enron Corp.                                      11 380 644
                                                      -----------------

            ENTERTAINMENT: 3.9%
207 645     Walt Disney Co.                                   6 008 727
                                                      -----------------

            FINANCIAL SERVICES: 7.3%
237 563     Charles Schwab & Co., Inc.                        6 740 850
 84 682     First Data Corp.                                  4 461 683
                                                      -----------------
                                                             11 202 533
                                                      -----------------

                                                                 ---------------

INVESTEC FUNDS                        WIRED-REGISTERED TRADEMARK- INDEX FUND
Schedule of Investments by Industry
at December 31, 2000 -- (Continued)

Shares      Common Stocks: 100.9%                     Value
------------------------------------------------------------------------
            HOTEL MANAGEMENT: 1.4%
 49 853     Marriott International, Inc. - Class A    $       2 106 289
                                                      -----------------

            INDUSTRY MACHINERY: 2.4%
 96 282     Applied Materials, Inc.*                          3 676 769
                                                      -----------------

            INSURANCE: 5.4%
 84 315     American International Group, Inc.                8 310 297
                                                      -----------------

            INTERNET / NEW MEDIA: 2.4%
 81 094     AOL Time Warner, Inc.*                            2 822 071
 27 978     Yahoo!, Inc.*                                       844 149
                                                      -----------------
                                                              3 666 220
                                                      -----------------

            MEDIA: 5.2%
102 312     News Corp. Cayman ADR                             3 299 562
 47 941     Reuters Group Plc - Sponsored ADR                 4 722 189
                                                      -----------------
                                                              8 021 751
                                                      -----------------

            OIL & GAS SERVICES: 5.6%
107 886     Schlumberger Ltd.                                 8 624 137
                                                      -----------------

            PHARMACEUTICALS: 4.0%
107 786     GlaxoSmithKline Plc*                              6 036 036
                                                      -----------------

            RETAIL: 3.1%
 88 360     Wal-Mart Stores, Inc.                             4 694 125
                                                      -----------------

            SATELLITE TELECOMMUNICATIONS: 0.0%
  9 072     Globalstar Telecommunication*                         8 222
                                                      -----------------

            SEMICONDUCTORS: 2.9%
148 280     Intel Corp.                                       4 457 668
                                                      -----------------

            SOFTWARE: 7.5%
 49 100     BroadVision, Inc.*                                  579 994
 63 700     i2 Technologies, Inc.                             3 463 688
 52 144     Microsoft Corp.*                                  2 261 746

---------------

INVESTEC FUNDS                        WIRED-REGISTERED TRADEMARK- INDEX FUND
Schedule of Investments by Industry
at December 31, 2000 -- (Continued)

Shares      Common Stocks: 100.9%                     Value
------------------------------------------------------------------------

            SOFTWARE--CONTINUED
153 170     Oracle Corp.*                             $       4 451 503
 54 805     Parametric Technology Corp.*                        736 442
                                                      -----------------
                                                             11 493 373
                                                      -----------------

            SPECIALTY STEEL: 0.5%
 17 541     Nucor Corp.                                         696 158
                                                      -----------------

            TELECOMMUNICATIONS: 5.6%
 81 270     Lucent Technologies, Inc.                         1 097 145
141 918     Qwest Communications International*               5 818 638
114 906     WorldCom, Inc.*                                   1 615 866
                                                      -----------------
                                                              8 531 649
                                                      -----------------

            TELECOMMUNICATIONS - EQUIPMENT: 1.6%
 58 890     JDS Uniphase Corp.                                2 454 977
                                                      -----------------

            TRANSPORTATION: 2.6%
 60 544     FedEx Corp.*                                      2 419 338
 37 410     Sabre Holdings Corp.                              1 613 306
                                                      -----------------
                                                              4 032 644
                                                      -----------------

            WIRELESS COMMUNICATION EQUIPMENT: 6.7%
127 862     Nokia OYJ                                         5 561 997
129 780     Vodafone AirTouch Public Ltd.*                    4 647 746
                                                      -----------------
                                                             10 209 743
                                                      -----------------
TOTAL COMMON STOCKS
  (cost $145,712,865)                                       154 432 816
                                                      -----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $145,712,865(+)): 100.9%                            154 432 816
Liabilities in excess of Other Assets: (0.9)%                (1 397 831)
                                                      -----------------
NET ASSETS: 100.0%                                    $     153 034 985
                                                      -----------------

  *  NON-INCOME PRODUCING SECURITY.
  +  AT DECEMBER 31, 2000, THE BASIS OF INVESTMENTS FOR FEDERAL INCOME TAX
     PURPOSES WAS THE SAME AS THEIR COST FOR FINANCIAL REPORTING PURPOSES.
     UNREALIZED APPRECIATION AND DEPRECIATION WERE AS FOLLOWS:


    Gross unrealized appreciation                   $35 281 608
    Gross unrealized depreciation                   (26 561 657)
                                                    -----------
    Net unrealized appreciation                     $ 8 719 951
                                                    -----------

ADR - AMERICAN DEPOSITARY RECEIPT.

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    WIRELESS WORLD FUND-TM-

Backdrop

For much of 2000, wireless related companies experienced a particularly tough backdrop, over and above the generally bad environment for technology and internet related companies. Valuation was the key concern for investors earlier in the year, but towards the end, the key concern was earnings. The number of high profile profit warnings clearly demonstrated this shift.

In its second quarter earnings release, Nokia, the largest pure wireless company in the world, warned about margins for the third and fourth quarter as the company attempted to increase market share by slowing down new product launches and aggressively pushing existing models in the lower end of the market. At the same time, Ericsson and Motorola missed their earnings forecasts for their respective handset divisions and lowered forecasts for handset shipments in 2001. Samsung Electronics also weakened due to the general slowdown in PC demand and wireless components, and as its handset division suffered from the Nokia warning.

On the positive side, Qualcomm rallied on speculation that the company may finally settle on a licensing deal with Nokia and on renewed enthusiasm for third generation CDMA technology. Nokia delivered by the fourth quarter on its promise to increase market share and painted a very positive picture for both the handset and infrastructure businesses in terms of market share and margin. Several of Europe's third generation license awards in Germany, Holland and Sweden also completed, with Germany following the UK's example and exceeding market expectations.

The Vodafone Group took advantage of the down market and its strong balance sheet by acquiring 2% of China Mobile, 100% of Eircell (Eircoms Irish mobile operation) and 25% of Swisscom Mobile. China is of particular interest given the size of the country's population, and Vodafone has announced its intention to further increase the holding.

Portfolio Positioning

The Fund is invested in a broad range of technology (such as software, hardware and components) and more traditional companies that promote the shift to wireless through their businesses.

In anticipation of the third generation auction in Europe, we reduced the weighting in operators during the third quarter and instead added to the component and service sectors. By increasing the service weight, we sought to benefit from the trend of operators signing up service providers in an attempt to monetize customers and justify the license costs. Our component bet, however, was not successful as it became clear that the original equipment manufacturers were drawing down on stocks and causing a slower pull from component manufacturers.

One distinct change to the portfolio is the removal of many of the smallest capitalized names, including Brokat Infosystems, Real Networks and Lagardere. These companies had been some of the most volatile holdings owing to the limited maturity of their activities.

To reduce the average risk profile of the Fund, we reduced the weighting of software companies during the fourth quarter in favor of telecommunication operators, including Verizon and Group Iusacell. The market punished the most fully valued companies, but it is important to keep in mind that these companies were victims of a derating rather than a change in their fundamental outlook.

Outlook

Since the Fund's inception on February 28, 2000, it is quite clear that investment fundamentals have changed for all the companies within our portfolio. The year 2000 was the most dramatic year of change in capital markets in the memory of most investors -- not least of which is the radical change in the market's willingness to provision capital to technology related companies. We have also seen a period in which US GDP growth has been revised down from 6% in the third quarter of 2000 to a forecast of 1.1% for 2001.* These and many other factors paint a less than rosy outlook for equities in 2001.

*SOURCE: MORGAN STANLEY DEAN WITTER

---------------

INVESTEC FUNDS                    WIRELESS WORLD FUND-TM-

While the operating fundamentals for many of the start-up type of companies like Aether Systems, Openwave and Wavecom look as strong as ever, the market is no longer willing to accept straight line growth levels and value the companies accordingly. As for the more mature companies like Ericsson, Motorola and Samsung, they are directly suffering from the current economic downturn. Margins are being squeezed and top line revenue targets are slipping.

While we have tempered our appetite for the higher risk companies in the current environment, we view the volatility as a short-term issue, and much of the concern in the market is now reflected in the stock prices. From cellular, satellite, Bluetooth and GPS to fixed wireless, nothing less than a technological revolution is underway. This revolution is transforming our lives in the office, home and on the move. Soon, you will be able to access whatever video or internet content whenever you wish and wherever you are. We believe that both the technology suppliers and the users of the technology will benefit substantially from these developments.

ADRIAN BRASS AND SETH KIRKHAM
London

                                                                 ---------------

INVESTEC FUNDS                    WIRELESS WORLD FUND-TM-

Fund Highlights

at December 31, 2000

Fund Managers: Seth Kirkham; Adrian Brass

      # of Holdings in Portfolio:                   33
      Portfolio Turnover:                           79.2%
      % of Stocks in Top 10:                        43.8%

Top 10 Holdings (% of net assets)
      Vodafone Group Plc                             5.0%
      QUALCOMM, Inc.                                 4.9%
      Nokia OYJ                                      4.8%
      Comverse Technology, Inc.                      4.8%
      Alcatel                                        4.3%
      Verizon Communications                         4.1%
      Amdocs, Ltd.                                   4.1%
      MIPS Technologies, Inc.                        4.0%
      Nordic Baltic Holdings (NBH) AB                4.0%
      Sabre Holdings Corp.                           3.8%

Top 5 Sectors (% of net assets)
      Telecommunication Services                    25.1%
      Telecommunication Equipment                   17.1%
      Wireless Equipment                            13.5%
      Computer Equipment                            12.2%
      Software                                       9.9%

Top 5 Countries (% of net assets)
      United States                                 52.0%
      United Kingdom                                 9.0%
      France                                         8.3%
      Finland                                        4.8%
      Israel                                         4.1%

---------------

INVESTEC FUNDS                    WIRELESS WORLD FUND-TM-

Comparison of change in value of $10,000 investment in the Investec Wireless World Fund-TM- and Barclays Global Capital Wireless

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          WIRELESS WORLD FUND -TM-  BARCLAYS GLOBAL CAPITAL WIRELESS
2/28/00*                   $10,000                           $10,000
3/31/00                     $9,600                           $10,590
6/30/00                     $9,208                            $8,430
9/30/00                     $8,992                            $6,820
12/31/00                    $6,184                            $5,330

Total Return

Period ended December 31, 2000
Since Inception
-38.16%

* Inception date

Past performance is not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

                                                                 ---------------

INVESTEC FUNDS                    WIRELESS WORLD FUND-TM-

Schedule of Investments by Country
at December 31, 2000 (Unaudited)

                                                    % of
Country                                             Net Assets

---------------------------------------------------------------
Canada                                                     2.6%
Finland                                                    4.8
France                                                     8.3
Hong Kong                                                  2.1
Ireland                                                    2.0
Israel                                                     4.1
Mexico                                                     2.3
Singapore                                                  3.0
Sweden                                                     4.0
United States                                             52.0
United Kingdom                                             9.0
                                                    ----------
TOTAL INVESTMENTS IN SECURITIES                           94.2
Other Assets in excess of Liabilities                      5.8
                                                    ----------
NET ASSETS                                               100.0%
                                                    ----------

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                          WIRELESS WORLD FUND-TM-
Schedule of Investments by Industry
at December 31, 2000

Shares      Common Stocks: 94.2%                      Value
-----------------------------------------------------------------------

            COMPUTER EQUIPMENT: 12.2%
 39 100     MIPS Technologies, Inc.*                  $      1 043 481
 24 200     M-Systems Flash Disk Pioneers, Ltd.*               337 287
 35 000     Oberthur Card Systems*                             562 171
 24 515     Palm, Inc.*                                        694 081
201 679     Parthus Technologies Plc*                          526 241
                                                      ----------------
                                                             3 163 261
                                                      ----------------

            ELECTRONICS: 5.8%
 27 000     Flextronics International Ltd.*                    769 500
 10 010     Samsung Electronics                                715 715
                                                      ----------------
                                                             1 485 215
                                                      ----------------

            HOLDING OFFICES: 4.0%
136 360     Nordic Baltic Holding (NBH) AB                   1 033 271
                                                      ----------------

            INTERNET SERVICES: 2.8%
 28 600     InfoSpace, Inc.*                                   252 933
  6 180     VeriSign, Inc.*                                    458 479
                                                      ----------------
                                                               711 412
                                                      ----------------

            SOFTWARE: 9.9%
 15 800     Amdocs, Ltd.*                                    1 046 750
  7 000     BEA Systems, Inc.*                                 471 187
 16 500     Commerce One, Inc.*                                417 656
 13 100     Openwave Systems, Inc.*                            627 981
                                                      ----------------
                                                             2 563 574
                                                      ----------------

            TELECOMMUNICATION EQUIPMENT: 17.1%
 19 500     Alcatel*                                         1 108 139
 32 960     CellPoint, Inc.*                                   329 600
 11 400     Comverse Technology, Inc.*                       1 238 325
 27 980     Nokia OYJ                                        1 248 377
  6 900     Wavecom S.A.*                                      486 088
                                                      ----------------
                                                             4 410 529
                                                      ----------------

                                                                 ---------------

INVESTEC FUNDS                        WIRELESS WORLD FUND-TM-
Schedule of Investments by Industry
at December 31, 2000 -- (Continued)

Shares      Common Stocks: 94.2%                      Value
-----------------------------------------------------------------------
            TELECOMMUNICATION SERVICES: 25.1%
 14 420     ALLTEL Corp.                              $        900 349
 97 500     China Mobile (Hong Kong) Ltd.*                     532 520
 32 750     Crown Castle International Corp.*                  886 297
 59 800     Grupo Iusacell S.A. de C.V. - V*                   583 050
 31 300     Nextel Partners, Inc. - Class A*                   526 231
 47 600     TTI Team Telecom International Ltd.*               714 000
 21 210     Verizon Communications                           1 063 151
349 480     Vodafone Group Plc                               1 282 928
                                                      ----------------
                                                             6 488 526
                                                      ----------------

            TRAVEL SERVICES: 3.8%
 22 800     Sabre Holdings Corp.                               983 250
                                                      ----------------

            WIRELESS EQUIPMENT: 13.5%
 13 380     Aether Systems, Inc.*                              523 493
 40 000     Metawave Communications Corp.*                     365 000
 32 010     Motorola, Inc.                                     648 203
 15 500     QUALCOMM, Inc.*                                  1 273 906
  8 400     Research in Motion Ltd.*                           672 000
                                                      ----------------
                                                             3 482 602
                                                      ----------------
TOTAL COMMON STOCKS
  (cost $33,699,875)                                        24 321 640
                                                      ----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $33,699,875(+)): 94.2%                              24 321 640
Other Assets less Liabilities: 5.8%                          1 508 414
                                                      ----------------
NET ASSETS: 100.0%                                    $     25 830 054
                                                      ----------------

  *  NON-INCOME PRODUCING SECURITY.
  +  AT DECEMBER 31, 2000, THE BASIS OF INVESTMENTS FOR FEDERAL INCOME TAX
     PURPOSES WAS THE SAME AS THEIR COST FOR FINANCIAL REPORTING PURPOSES.
     UNREALIZED APPRECIATION AND DEPRECIATION WERE AS FOLLOWS:


    Gross unrealized appreciation                   $ 1 504 559
    Gross unrealized depreciation                   (10 882 794)
                                                    -----------
    Net unrealized depreciation                     $(9 378 235)
                                                    -----------

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    STATEMENTS OF ASSETS AND LIABILITIES

Statements of Assets and Liabilities

at December 31, 2000

                               Asia New          Asia Small           China &        internet.com-TM-       Mainland
                               Economy              Cap              Hong Kong             Index              China
                                 Fund               Fund                Fund               Fund               Fund

-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in
securities, at cost        $     6 471 629   $      21 169 368   $      84 066 310   $     23 747 123   $      8 867 052
                           ----------------------------------------------------------------------------------------------
Investments in
securities, at value       $     5 474 344   $      14 208 672   $     119 126 568   $     15 275 776   $      8 376 579
Cash                               122 777              17 806                   -                  -            305 015
Receivables:
  Securities sold                        -              80 242                   -            433 485                  -
  Fund shares sold                   1 000                 115             400 552             18 238                  -
  Dividends and interest             2 730              10 820              10 570                 86              4 405
  Due from advisor
  (Note 3)                          22 645              11 721                   -             23 732              5 868
Prepaid expenses and
other assets                         8 791               8 677              10 062             16 990             18 177
                           ----------------------------------------------------------------------------------------------
Total assets                     5 632 287          14 338 053         119 547 752         15 768 307          8 710 044
                           ----------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                           -                   -               9 048            453 131                  -
Payables:
  Securities purchased                   -                   -                   -              2 022                  -
  Fund shares redeemed             149 571              82 264             422 839            158 540              1 529
  Distributions to
  shareholders                       2 394                   -             339 961             31 183                136
  Unrealized loss on
  forward foreign
  currency contracts
  (Note 5)                               -                   -                   -                  -                  -
  Due to advisor
  (Note 3)                               -                   -              99 997                  -                  -
  Accrued expenses                  39 593              56 628             168 721             36 974             30 992
  Deferred trustees'
  compensation (Note 3)              1 584               2 287               5 132              1 618              1 645
                           ----------------------------------------------------------------------------------------------
Total liabilities                  193 142             141 179           1 045 698            683 468             34 302
                           ----------------------------------------------------------------------------------------------
NET ASSETS                 $     5 439 145   $      14 196 874   $     118 502 054   $     15 084 839   $      8 675 742
                           ----------------------------------------------------------------------------------------------
NUMBER OF SHARES ISSUED
AND OUTSTANDING
(unlimited shares
authorized no par value)           779 112           2 749 859           7 524 618          1 650 489            966 049
                           ----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE  $          6.98   $            5.16   $           15.75   $           9.14   $           8.98
                           ----------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Paid-in capital            $     8 382 503   $     109 432 386   $     144 916 900   $     30 616 123   $     13 480 559
Accumulated net realized
loss on investments             (1 948 413)        (88 273 804)        (61 475 103)        (7 059 937)        (4 314 344)
Net unrealized
appreciation
(depreciation) on:
  Investments                     (997 285)         (6 960 696)         35 060 258         (8 471 347)          (490 473)
  Foreign currency                   2 340              (1 012)                 (1)                 -                  -
                           ----------------------------------------------------------------------------------------------
Net Assets                 $     5 439 145   $      14 196 874   $     118 502 054   $     15 084 839   $      8 675 742
                           ----------------------------------------------------------------------------------------------

                           Wired-Registered Trademark-      Wireless
                                      Index                   World
                                      Fund                  Fund-TM-
ASSETS
Investments in
securities, at cost            $     145 712 865        $     33 699 875
                           ----------------------------------------------
Investments in
securities, at value           $     154 432 816        $     24 321 640
Cash                                           -                 419 756
Receivables:
  Securities sold                      1 452 068               1 259 937
  Fund shares sold                       112 871                 110 085
  Dividends and interest                 105 297                  16 074
  Due from advisor
  (Note 3)                                     -                       -
Prepaid expenses and
other assets                               8 084                  22 333
                           ----------------------------------------------
Total assets                         156 111 136              26 149 825
                           ----------------------------------------------
LIABILITIES
Cash overdraft                         1 829 763                       -
Payables:
  Securities purchased                         -                       -
  Fund shares redeemed                   912 118                 241 775
  Distributions to
  shareholders                           113 976                       -
  Unrealized loss on
  forward foreign
  currency contracts
  (Note 5)                                     -                  10 936
  Due to advisor
  (Note 3)                               115 651                  28 177
  Accrued expenses                        99 879                  37 995
  Deferred trustees'
  compensation (Note 3)                    4 764                     888
                           ----------------------------------------------
Total liabilities                      3 076 151                 319 771
                           ----------------------------------------------
NET ASSETS                     $     153 034 985        $     25 830 054
                           ----------------------------------------------
NUMBER OF SHARES ISSUED
AND OUTSTANDING
(unlimited shares
authorized no par value)               8 327 590               3 340 409
                           ----------------------------------------------
NET ASSET VALUE PER SHARE      $           18.38        $           7.73
                           ----------------------------------------------
COMPONENTS OF NET ASSETS
Paid-in capital                $     147 628 126        $     42 516 636
Accumulated net realized
loss on investments                   (3 313 092)             (7 311 694)
Net unrealized
appreciation
(depreciation) on:
  Investments                          8 719 951              (9 378 235)
  Foreign currency                             -                   3 347
                           ----------------------------------------------
Net Assets                     $     153 034 985        $     25 830 054
                           ----------------------------------------------

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    STATEMENTS OF OPERATIONS

Statements of Operations

For the periods ended December 31, 2000

                             Asia New      Asia Small      China &     internet.com-TM-    Mainland    Wired-Registered Trademark-
                              Economy          Cap        Hong Kong         Index           China                 Index
                               Fund           Fund           Fund            Fund            Fund                 Fund

----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends+                 $     78 648   $    522 102   $ 2 583 468    $          0     $   162 519          $    805 821
Interest                          3 808          7 246        10 245           7 882          14 555                31 593
                           -------------------------------------------------------------------------------------------------------
Total income                     82 456        529 348     2 593 713           7 882         177 074               837 414
                           -------------------------------------------------------------------------------------------------------
EXPENSES
Advisory fees (Note 3)           85 304        270 445     1 366 245         364 249         113 774             1 579 903
Fund accounting fees             51 891         52 352        51 812          44 767          52 883                51 498
Transfer agent fees              49 068        110 449       190 663          71 140          51 180               271 852
Custody fees                     20 036         50 927       117 353          51 966          25 982                62 403
Administration fees
(Note 3)                         21 326         67 611       341 561          20 072          28 444                95 330
Audit fees                       17 806         21 628        30 468          12 985          15 168                23 909
Registration expense             16 709         48 901        16 886           8 994          17 380                45 769
Reports to shareholders          16 160         47 848       115 158          13 169          22 472                99 451
Legal fees                        7 934         12 557        61 407          19 108           2 664                82 081
Trustee fees                      4 752          4 361        13 638           5 745           4 371                14 604
Insurance expense                   979         15 100        31 952           1 759             502                 4 841
Interest expense                  3 714         16 286        63 815           5 767             549                 7 733
Miscellaneous                     4 306          4 679        13 279           3 934           5 141                 9 970
                           -------------------------------------------------------------------------------------------------------
Total expenses                  299 985        723 144     2 414 237         623 655         340 510             2 349 344
Less: fees waived and
expenses absorbed or
recouped (Note 3)              (131 238)      (187 664)            -         (76 981)       (115 150)               28 990
                           -------------------------------------------------------------------------------------------------------
Net expenses                    168 747        535 480     2 414 237         546 674         225 360             2 378 334
                           -------------------------------------------------------------------------------------------------------
Net investment income
(loss)                          (86 291)        (6 132)      179 476        (538 792)        (48 286)           (1 540 920)
                           -------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
Net realized gain (loss)
on investments                1 286 143      1 096 697    18 808 879      (6 936 266)       (742 536)           (1 698 667)
Net realized loss on
foreign currency                 (1 719)       (46 974)       (6 029)              -            (134)                    -
Net unrealized
appreciation
(depreciation) on:
  Investments                (4 800 259)   (14 849 057)  (28 304 081)    (19 925 144)     (1 825 091)          (30 502 925)
  Foreign currency               (1 746)        (2 099)            6               -               1                     -
                           -------------------------------------------------------------------------------------------------------
Net realized and
unrealized loss on
investments                  (3 517 581)   (13 801 433)   (9 501 225)    (26 861 410)     (2 567 760)          (32 201 592)
                           -------------------------------------------------------------------------------------------------------
Net decrease in net
assets resulting from
operations                 $ (3 603 872)  $(13 807 565)  $(9 321 749)   $(27 400 202)    $(2 616 046)         $(33 742 512)
                           -------------------------------------------------------------------------------------------------------

                             Wireless
                               World
                             Fund-TM-*
INVESTMENT INCOME
INCOME
Dividends+                 $     70 548
Interest                        134 255
                           -------------
Total income                    204 803
                           -------------
EXPENSES
Advisory fees (Note 3)          286 387
Fund accounting fees             30 592
Transfer agent fees              73 898
Custody fees                     23 246
Administration fees
(Note 3)                         14 279
Audit fees                       12 912
Registration expense              5 703
Reports to shareholders          17 713
Legal fees                        9 921
Trustee fees                      3 552
Insurance expense                     5
Interest expense                    433
Miscellaneous                     3 944
                           -------------
Total expenses                  482 585
Less: fees waived and
expenses absorbed or
recouped (Note 3)                     -
                           -------------
Net expenses                    482 585
                           -------------
Net investment income
(loss)                         (277 782)
                           -------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
Net realized gain (loss)
on investments               (7 246 292)
Net realized loss on
foreign currency                (65 402)
Net unrealized
appreciation
(depreciation) on:
  Investments                (9 378 235)
  Foreign currency                3 347
                           -------------
Net realized and
unrealized loss on
investments                 (16 686 582)
                           -------------
Net decrease in net
assets resulting from
operations                 $(16 964 364)
                           -------------

  *  COMMENCED OPERATIONS ON FEBRUARY 28, 2000.
(+)  NET OF FOREIGN TAX WITHHELD OF $8,682 FOR THE ASIA NEW ECONOMY FUND,
     $56,475 FOR THE ASIA SMALL CAP FUND, $78,470 FOR THE WIRED-REGISTERED
     TRADEMARK-INDEX FUND AND $4,618 FOR THE WIRELESS WORLD FUND-TM-.

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    STATEMENTS OF CHANGES IN NET ASSETS

Statements of Changes in Net Assets

For the years ended December 31

                                    Asia New                     Asia Small                      China &
                                  Economy Fund                    Cap Fund                    Hong Kong Fund

                               2000          1999           2000           1999            2000            1999

--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income
(loss)                     $   (86 291)  $     10 458   $     (6 132)  $    180 602   $     179 476   $   2 059 290
Net realized gain (loss)
on investments               1 286 143        660 815      1 096 697     (7 588 710)     18 808 879       6 767 295
Net realized loss on
foreign currency                (1 719)        (5 294)       (46 974)       (36 295)         (6 029)        (11 221)
Net unrealized
appreciation
(depreciation) on:
  Investments               (4 800 259)     3 488 488    (14 849 057)    18 363 984     (28 304 081)     64 507 073
  Foreign currecy               (1 746)         4 081         (2 099)         2 364               6             573
                           -----------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS             (3 603 872)     4 158 548    (13 807 565)    10 921 945      (9 321 749)     73 323 010
                           -----------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income                         (22 013)             -              -       (296 390)     (4 859 018)     (2 356 556)
From net realized gains              -              -              -              -               -               -
                           -----------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
FROM DISTRIBUTIONS             (22 013)             -              -       (296 390)     (4 859 018)     (2 356 556)
                           -----------------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from shares sold    6 572 511      8 273 165      8 105 151     11 051 386      39 792 869      51 982 170
Net asset value of shares
issued on reinvestment of
distributions                   19 619              -              -        261 515       4 519 406       2 155 716
Cost of shares redeemed     (8 313 444)    (9 494 797)   (17 774 633)   (33 681 411)    (75 001 062)   (108 542 550)
                           -----------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
FROM CAPITAL SHARE
TRANSACTIONS                (1 721 314)    (1 221 632)    (9 669 482)   (22 368 510)    (30 688 787)    (54 404 664)
                           -----------------------------------------------------------------------------------------
Total increase (decrease)
in net assets               (5 347 199)     2 936 916    (23 477 047)   (11 742 955)    (44 869 554)     16 561 790
NET ASSETS
Beginning of period         10 786 344      7 849 428     37 673 921     49 416 876     163 371 608     146 809 818
                           -----------------------------------------------------------------------------------------
End of period              $ 5 439 145   $ 10 786 344   $ 14 196 874   $ 37 673 921   $ 118 502 054   $ 163 371 608
                           -----------------------------------------------------------------------------------------
CAPITAL SHARE ACTIVITY
Shares sold                    702 009        996 270      1 049 562      1 407 392       2 349 944       4 077 661
Shares issued on
reinvestment of
distributions                    2 811              -              -         27 499         286 946         122 137
Shares redeemed               (870 638)    (1 159 538)    (2 259 536)    (4 823 217)     (4 367 985)     (8 576 220)
                           -----------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN SHARES OUTSTANDING         (165 818)      (163 268)    (1 209 974)    (3 388 326)     (1 731 095)     (4 376 422)
                           -----------------------------------------------------------------------------------------

                                 internet.com-TM-
                                    Index Fund
                                          July 30, 1999*
                                             through
                               2000       Dec. 31, 1999
INCREASE (DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income
(loss)                     $   (538 792)  $    (80 252)
Net realized gain (loss)
on investments               (6 936 266)       376 671
Net realized loss on
foreign currency                      -              -
Net unrealized
appreciation
(depreciation) on:
  Investments               (19 925 144)    11 453 797
  Foreign currecy                     -              -
                           -----------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS             (27 400 202)    11 750 216
                           -----------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income                                -              -
From net realized gains        (500 342)             -
                           -----------------------------
DECREASE IN NET ASSETS
FROM DISTRIBUTIONS             (500 342)             -
                           -----------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from shares sold    28 973 891     36 248 408
Net asset value of shares
issued on reinvestment of
distributions                   469 158              -
Cost of shares redeemed     (29 373 412)    (6 082 878)
                           -----------------------------
NET INCREASE (DECREASE)
FROM CAPITAL SHARE
TRANSACTIONS                     69 637     30 165 530
                           -----------------------------
Total increase (decrease)
in net assets               (27 830 907)    41 915 746
NET ASSETS
Beginning of period          42 915 746      1 000 000
                           -----------------------------
End of period              $ 15 084 839   $ 42 915 746
                           -----------------------------
CAPITAL SHARE ACTIVITY
Shares sold                   1 277 800      2 168 975
Shares issued on
reinvestment of
distributions                    51 443              -
Shares redeemed              (1 564 428)      (363 301)
                           -----------------------------
NET INCREASE (DECREASE)
IN SHARES OUTSTANDING          (235 185)     1 805 674
                           -----------------------------

  *  COMMENCEMENT OF OPERATIONS.

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    STATEMENTS OF CHANGES IN NET ASSETS

Statements of Changes in Net Assets

For the years ended December 31

                               Mainland China Fund      Wired-Registered Trademark- Index Fund  Wireless World Fund-TM-
                                                                                                  February 28, 2000*
                                                                                                        through
                               2000          1999              2000                1999            December 31, 2000

-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income
(loss)                     $   (48 286)  $     93 837     $  (1 540 920)      $    (820 131)        $    (277 782)
Net realized gain (loss)
on investments                (742 536)    (1 053 620)       (1 698 667)         10 730 797            (7 246 292)
Net realized loss on
foreign currency                  (134)          (962)                -                   -               (65 402)
Net unrealized
appreciation
(depreciation) on:
  Investments               (1 825 091)     3 704 964       (30 502 925)         38 810 890            (9 378 235)
  Foreign currency                   1             20                 -                   -                 3 347
                           --------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS             (2 616 046)     2 744 239       (33 742 512)         48 721 556           (16 964 364)
                           --------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income                          (1 738)       (93 100)                -              (2 789)                    -
From net realized gains              -              -       (12 346 253)                  -                     -
                           --------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
FROM DISTRIBUTIONS              (1 738)       (93 100)      (12 346 253)             (2 789)                    -
                           --------------------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from shares sold    3 549 423      9 273 394        84 550 619         146 353 712            60 483 404
Net asset value of shares
issued on reinvestment of
distributions                    1 604         85 368        10 990 874               2 512                     -
Cost of shares redeemed     (5 109 152)    (9 511 369)      (60 431 880)        (40 494 151)          (17 688 986)
                           --------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
FROM CAPITAL SHARE
TRANSACTIONS                (1 558 125)      (152 607)       35 109 613         105 862 073            42 794 418
                           --------------------------------------------------------------------------------------------
Total increase (decrease)
in net assets               (4 175 909)     2 498 532       (10 979 152)        154 580 840            25 830 054
NET ASSETS
Beginning of period         12 851 651     10 353 119       164 014 137           9 433 297                     -
                           --------------------------------------------------------------------------------------------
End of period              $ 8 675 742   $ 12 851 651     $ 153 034 985       $ 164 014 137         $  25 830 054
                           --------------------------------------------------------------------------------------------
CAPITAL SHARE ACTIVITY
Shares sold                    313 179        888 050         3 518 278           8 643 254             5 031 519
Shares reinvested from
distributions                      179          7 445           474 948                 107                     -
Shares redeemed               (467 365)      (959 562)       (2 637 562)         (2 347 540)           (1 691 110)
                           --------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN SHARES OUTSTANDING         (154 007)       (64 067)        1 355 664           6 295 821             3 340 409
                           --------------------------------------------------------------------------------------------

  *  COMMENCEMENT OF OPERATIONS.

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    ASIA NEW ECONOMY FUND

Financial Highlights

For a capital share outstanding throughout the period

                                        Year Ended December 31,
                           --------------------------------------------------     April 29, 1996*
                                                                                      through
                                2000           1999        1998        1997      December 31, 1996

---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period        $      11.41       $ 7.08      $ 8.08      $12.98           $12.50
                           ------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income
(loss)                            (0.10)        0.02        0.05        0.02                -
Net realized and
unrealized gain (loss) on
investments                       (4.30)        4.31       (1.01)      (4.91)            0.48
                           ------------------------------------------------------------------------
Total from investment
operations                        (4.40)        4.33       (0.96)      (4.89)            0.48
                           ------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment
income                            (0.03)           -       (0.04)      (0.01)               -
                           ------------------------------------------------------------------------
Net asset value, end of
period                     $       6.98       $11.41      $ 7.08      $ 8.08           $12.98
                           ------------------------------------------------------------------------

Total return                     (38.58)%      61.16%     (11.78)%    (37.68)%           3.84%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(millions)                 $        5.4       $ 10.8      $  7.8      $  6.9           $  3.7

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed                 3.50%         2.99%       3.85%       4.41%            9.14%(+)
After fees waived and
expenses absorbed                 1.98%         1.98%       1.98%       1.98%            1.98%(+)

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before fees waived and
expenses absorbed                 (2.53)%      (0.89)%     (1.03)%     (2.16)%          (7.10)%(+)
After fees waived and
expenses absorbed                 (1.01)%       0.12%       0.91%       0.28%            0.06%(+)

Portfolio turnover rate           67.31%       82.34%      77.62%      34.69%           10.97%++

  *  COMMENCEMENT OF OPERATIONS.
(+)  ANNUALIZED.
 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    ASIA SMALL CAP FUND

Financial Highlights

For a capital share outstanding throughout the period

                                        Year Ended December 31,
                           --------------------------------------------------     April 29, 1996*
                                                                                      through
                                2000           1999        1998        1997      December 31, 1996

---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period        $       9.51       $ 6.73      $ 9.73      $14.10           $12.50
                           ------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income
(loss)                            (0.00)+       0.05        0.06        0.07             0.02
Net realized and
unrealized gain (loss) on
investments                       (4.35)        2.81       (3.06)      (4.38)            1.61
                           ------------------------------------------------------------------------
Total from investment
operations                        (4.35)        2.86       (3.00)      (4.31)            1.63
                           ------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment
income                                -        (0.08)          -           -            (0.02)
From net realized gains               -            -           -       (0.01)           (0.01)
Return of capital                     -            -           -       (0.05)               -
                           ------------------------------------------------------------------------
Total distributions                   -        (0.08)          -       (0.06)           (0.03)
                           ------------------------------------------------------------------------
Net asset value, end of
period                     $       5.16       $ 9.51      $ 6.73      $ 9.73           $14.10
                           ------------------------------------------------------------------------

Total return                     (45.74)%      42.43%     (30.83)%    (30.77)%          13.08%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(millions)                 $       14.2       $ 37.7      $ 49.4      $108.5           $ 50.9

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived                 2.67%        2.39%       2.31%       1.76%            3.09%(+)
After fees waived                  1.98%        1.98%       1.98%       1.80%            1.98%(+)

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before fees waived                (0.71)%       0.07%       0.52%       0.53%           (0.76)%(+)
After fees waived                 (0.02)%       0.48%       0.85%       0.49%            0.36%(+)

Portfolio turnover rate           61.77%       67.24%      48.95%      52.33%           21.91%++

  *  COMMENCEMENT OF OPERATIONS.
  +  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
(+)  ANNUALIZED.
 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    CHINA & HONG KONG FUND

Financial Highlights

For a capital share outstanding throughout the year

                                                   Year Ended December 31,
                           -----------------------------------------------------------------------
                                2000           1999        1998        1997            1996

--------------------------------------------------------------------------------------------------
Net asset value,
beginning of year          $      17.65       $10.77      $12.91      $17.71          $13.64
                           -----------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income              0.05         0.23        0.15        0.20            0.19
Net realized and
unrealized gain (loss) on
investments                       (1.28)        6.91       (2.14)      (3.71)           4.43
                           -----------------------------------------------------------------------
Total from investment
operations                        (1.23)        7.14       (1.99)      (3.51)           4.62
                           -----------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment
income                            (0.67)       (0.26)      (0.15)      (0.20)          (0.19)
From net realized gains               -            -           -       (1.09)          (0.36)
                           -----------------------------------------------------------------------
Total distributions               (0.67)       (0.26)      (0.15)      (1.29)          (0.55)
                           -----------------------------------------------------------------------
Net asset value, end of
year                       $      15.75       $17.65      $10.77      $12.91          $17.71
                           -----------------------------------------------------------------------

Total return                      (6.97)%      66.27%     (15.27)%    (20.34)%         34.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(millions)                 $      118.5       $163.4      $146.8      $241.8          $311.5

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expenses recouped          1.76%         1.86%       1.89%       1.70%           1.78%
After expenses recouped           1.76%         1.86%       1.89%       1.70%           1.96%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET
ASSETS:
Before expenses recouped          0.13%         1.45%       1.60%       1.18%           1.57%
After expenses recouped           0.13%         1.45%       1.60%       1.18%           1.39%

Portfolio turnover rate          38.83%        29.49%      86.59%      53.62%          30.40%

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    INTERNET.COM-TM- INDEX FUND

Financial Highlights

For a capital share outstanding throughout the period

                                                                   July 30, 1999*
                                               Year Ended             through
                                           December 31, 2000     December 31, 1999

------------------------------------------------------------------------------------
Net asset value, beginning of period         $      22.76              $12.50
                                          ------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                 (0.33)              (0.04)
Net realized and unrealized gain (loss)
on investments                                     (12.98)              10.30
                                          ------------------------------------------
Total from investment operations                   (13.31)              10.26
                                          ------------------------------------------
LESS DISTRIBUTIONS:
From net realized gains                             (0.31)                  -
                                          ------------------------------------------
Net asset value, end of period               $       9.14              $22.76
                                          ------------------------------------------

Total return                                       (58.48)%             82.08%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)         $       15.1              $ 42.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived                                   1.54%               2.38%(+)
After fees waived                                    1.35%               1.34%(+)

RATIO OF NET INVESTMENT LOSS TO AVERAGE
NET ASSETS:
Before fees waived                                  (1.52)%             (2.23)%(+)
After fees waived                                   (1.33)%             (1.19)%(+)

Portfolio turnover rate                             76.17%              13.30%++

  *  COMMENCEMENT OF OPERATIONS.
(+)  ANNUALIZED.
 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    MAINLAND CHINA FUND

Financial Highlights

For a capital share outstanding throughout the period

                                       Year ended December 31,
                                --------------------------------------    November 3, 1997*
                                                                               through
                                     2000           1999        1998      December 31, 1997

--------------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $      11.47       $ 8.74      $11.79           $12.50
                                ------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)           (0.05)        0.09        0.11             0.02
Net realized and unrealized
gain (loss) on investments             (2.44)        2.72       (3.05)           (0.71)
                                ------------------------------------------------------------
Total from investment
operations                             (2.49)        2.81       (2.94)           (0.69)
                                ------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income             (0.00)+      (0.08)      (0.11)           (0.02)
                                ------------------------------------------------------------
Net asset value, end of period  $       8.98       $11.47      $ 8.74           $11.79
                                ------------------------------------------------------------

Total return                          (21.69)%      32.20%     (24.96)%          (5.50)%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(millions)                      $        8.7       $ 12.9      $ 10.4           $ 16.4

RATIO OF EXPENSES TO AVERAGE
NET ASSETS:
Before fees waived and
expenses absorbed                       2.98%        3.33%       3.13%            2.69%(+)
After fees waived and expenses
absorbed                                1.98%        1.98%       1.98%            1.98%(+)

RATIO OF NET INVESTMENT (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed                      (1.42)%      (0.53)%     (0.05)%           1.17%(+)
After fees waived and expenses
absorbed                               (0.42)%       0.82%       1.10%            1.88%(+)

Portfolio turnover rate                93.01%       99.39%      82.00%               - ++

  *  COMMENCEMENT OF OPERATIONS.
  +  AMOUNT REPRESENT LESS THAN $0.01 PER SHARE.
(+)  ANNUALIZED.
 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    WIRED-Registered Trademark- INDEX FUND

Financial Highlights

For a capital share outstanding throughout the period

                                             Year ended
                                            December 31,
                                     --------------------------    December 15, 1998*
                                                                         through
                                          2000           1999       December 31, 1998

--------------------------------------------------------------------------------------
Net asset value, beginning of
period                               $      23.52       $13.95            $12.50
                                     -------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                (0.19)       (0.12)             0.00+
Net realized and unrealized gain
(loss) on investments                       (3.45)        9.69              1.45
                                     -------------------------------------------------
Total from investment operations            (3.64)        9.57              1.45
                                     -------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                      -         0.00+                -
From net realized gains                     (1.50)           -                 -
                                     -------------------------------------------------
Total distributions                         (1.50)        0.00+                -
                                     -------------------------------------------------
Net asset value, end of period       $      18.38       $23.52            $13.95
                                     -------------------------------------------------

Total return                               (16.78)%      68.68%            11.60%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(millions)                           $      153.0       $164.0            $  9.4

RATIO OF EXPENSES TO AVERAGE NET
ASSETS:
Before fees waived and expenses
absorbed or recouped                         1.23%        1.38%             1.97%(+)
After fees waived and expenses
absorbed or recouped                         1.24%        1.35%             1.35%(+)

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses
absorbed or recouped                        (0.79)%      (0.92)%            0.02%(+)
After fees waived and expenses
absorbed or recouped                        (0.80)%      (0.89)%            0.60%(+)

Portfolio turnover rate                     27.41%       39.82%             0.11%++

  *  COMMENCEMENT OF OPERATIONS.
  +  AMOUNT REPRESENT LESS THAN $0.01 PER SHARE.
(+)  ANNUALIZED.
 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    WIRELESS WORLD FUND-TM-

Financial Highlights

For a capital share outstanding throughout the period

                                                     February 28, 2000*
                                                          through
                                                     December 31, 2000

------------------------------------------------------------------------
Net asset value, beginning of period                   $      12.50
                                                    --------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                           (0.08)
Net realized and unrealized loss on investments               (4.69)
                                                    --------------------
Total from investment operations                              (4.77)
                                                    --------------------
Net asset value, end of period                         $       7.73
                                                    --------------------

Total return                                                 (38.16)%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                   $       25.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:                       1.68%(+)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET
ASSETS:                                                       (0.97)%(+)

Portfolio turnover rate                                       79.22%++

  *  COMMENCEMENT OF OPERATIONS.
(+)  ANNUALIZED.
 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

Note 1

Organization

Investec Funds (the "Trust"), formerly the Guinness Flight Investment Funds Inc. (a Maryland Corporation incorporated on January 7, 1994), was organized on
April 28, 1997 as a Delaware business Trust and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Currently, the Trust offers seven separate series: Investec Asia New Economy Fund (the "Asia New Economy Fund"), formerly Guinness Flight Asia Blue Chip Fund, whose objective is long-term capital appreciation, Investec Asia Small Cap Fund (the "Asia Small Cap Fund"), formerly Guinness Flight Asia Small Cap Fund, whose objective is long-term capital appreciation, Investec China & Hong Kong Fund (the "China & Hong Kong Fund"), formerly Guinness Flight China & Hong Kong Fund, whose objective is long-term capital appreciation, Investec internet.com-TM- Index Fund (the "internet.com-TM- Index Fund"), formerly Guinness Flight internet.com Index-TM- Fund, whose objective is long-term capital appreciation, Investec Mainland China Fund (the "Mainland China Fund"), formerly Guinness Flight Mainland China Fund, whose objective is long-term capital appreciation, Investec Wired-Registered Trademark- Index Fund (the "Wired-Registered Trademark- Index Fund"), formerly Guinness Flight Wired-Registered Trademark- Index Fund, whose objective is long-term capital appreciation and Investec Wireless World Fund-TM- (the "Wireless World Fund-TM-"), formerly Guinness Flight Wireless World Fund-TM-, whose objective is long-term capital appreciation and (collectively, the "Funds"). The China & Hong Kong Fund began operations on June 30, 1994, the Asia New Economy and Asia Small Cap Funds began operations on April 29, 1996, the Mainland China Fund began operations on November 3, 1997, the Wired-Registered Trademark- Index Fund began operations on December 15, 1998, the internet.com-TM- Index Fund began operations on July 30, 1999 and the Wireless World Fund-TM- began operations on February 28, 2000.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Due to the inherent uncertainty of valuation, those estimated values of not readily marketable securities may differ significantly from the values that would have been used had a ready market for the securities existed. The differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments.

Foreign interest income is translated using the exchange rate in existence on the date the income is accrued. Exchange gains and losses related to the translation of interest income are included in interest income on the accompanying Statement of Operations.

B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates, subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are

---------------

INVESTEC FUNDS                    NOTES TO FINANCIAL STATEMENTS
included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counterparties to these contracts are major U.S. financial institutions.

C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2000, the following Funds have capital loss carryforward's available to offset future realized capital gains: the Asia New Economy has a capital loss carryforward of $1,934,650 expiring in 2006, the Asia Small Cap Fund has a capital loss carryforward of $87,423,897, of which $16,969,800 expires in year 2005, $62,854,581 expires in year 2006 and $7,599,516 expires in 2007; the China & Hong Kong Fund has a capital loss carryforward of $45,713,403 expiring in 2006; the internet.com-TM- Index Fund has a capital loss carryforward of $4,391,451 expiring in 2008; the Mainland China Fund has a capital loss carryforward of $4,312,081, of which $2,515,925 expires in year 2006, $1,048,405 expires in year 2007 and $747,751 expires in year 2008 and the Wireless World Fund-TM- has a capital loss carryforward of $6,852,975 expiring in 2008. To the extent that such carryforward's are used, no capital gains distributions will be made.

E. CONCENTRATION OF RISK. The Asia New Economy Fund and Asia Small Cap Fund invest substantially all of their assets in the Asian continent. The China & Hong Kong Fund and Mainland China Fund invest substantially all of their assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Wired-Registered Trademark- Index Fund invests substantially all of its assets in securities of companies that comprise the Wired Index-TM-. The Wireless World Fund-TM- invests substantially all of its assets in securities of companies with substantial business interest in, or that will benefit from, a shift toward wireless communication. The internet.com-TM- Index Fund invests substantially all of its assets in securities of companies that comprise the internet.com-TM-Index. The consequences of political, social or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

F. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

G. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account for and report distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN AND RETURN OF CAPITAL DISTRIBUTION BY INVESTMENT COMPANIES. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as wash sales, net operating losses, capital loss carryforwards and net realized loss on foreign currency transactions. In the event that distributions exceed the aggregate amount of undistributed net investment income and net realized gains, the excess distribution is reclassified as a reduction of paid-in capital, thus reducing the tax basis of shareholders' interests in the Funds.

                                                                 ---------------

INVESTEC FUNDS                    NOTES TO FINANCIAL STATEMENTS

For the periods ended December 31, 2000, reclassifications among the components of net assets are as follows:

                                           ACCUMULATED NET      PAID-IN
                                          INVESTMENT INCOME     CAPITAL
Asia New Economy Fund                       $      71 099    $     (71 099)
Asia Small Cap Fund                         $       6 132    $      (6 132)
China & Hong Kong Fund                      $   4 679 542    $  (4 679 542)
internet.com-TM- Index Fund                 $     538 792    $    (538 792)
Mainland China Fund                         $      47 784    $     (47 784)
Wired-Registered Trademark- Index Fund      $   1 540 920    $  (1 540 920)
Wireless World Fund-TM-                     $     277 782    $    (277 782)

Note 3

Commitments and other related party transactions

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Investec Asset Management U.S. Limited (the "Advisor"), formerly Investec Guinness Flight Global Asset Management Limited, which provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities and most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Asia New Economy Fund                     1.00%
Asia Small Cap Fund                       1.00%
China & Hong Kong Fund                    1.00%
internet.com-TM- Index Fund               0.90%  on the first $100 million
                                          0.75%  on the next $100 to $500 million and
                                          0.60%  on assets over $500 million
Mainland China Fund                       1.00%
Wired-Registered Trademark- Index Fund    0.90%  on the first $100 million
                                          0.75%  on the next $100 to $500 million and
                                          0.60%  on assets over $500 million
Wireless World Fund-TM-                   1.00%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Funds' total operating expenses, through June 30, 2001, by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Asia New Economy Fund         1.98%
Asia Small Cap Fund           1.98%
internet.com-TM- Index Fund   1.35%
Mainland China Fund           1.98%
Wired-Registered Trademark-
  Index Fund                  1.35%

For the year ended December 31, 2000, the Advisor waived fees and absorbed expenses as follows:

Asia New Economy Fund                               $130 573
Asia Small Cap Fund                                 $186 854
internet.com-TM- Index Fund                         $ 75 715
Mainland China Fund                                 $114 458

---------------

INVESTEC FUNDS                    NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2000, the Wired-Registered Trademark- Index Fund recouped $28,990.

Expenses reimbursed by the Advisor through December 31, 1997 may be recouped from the Funds through December 31, 2002, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. In addition, the recoupment period of any expense reimbursements in each year subsequent to 1997 will be limited to five years from the year of the reimbursement, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

At December 31, 2000, the Advisor may recapture a portion of the following amounts no later than the dates as stated below:

                                               DECEMBER 31,
                                ------------------------------------------
FUNDS:                            2002       2003       2004       2005
Asia New Economy Fund           $ 223 588  $ 140 722  $  89 137  $ 130 573
Asia Small Cap Fund                     -  $ 181 002  $ 152 568  $ 186 854
internet.com-TM- Index Fund             -          -  $  69 971  $  75 715
Mainland China Fund             $  11 487  $ 160 801  $ 154 800  $ 114 458

At December 31, 2000, the amount available for recoupment that has been paid and/or waived by the Advisor on the behalf of the Funds are as follows:

Asia New Economy Fund                               $584 020
Asia Small Cap Fund                                 $520 424
internet.com-TM- Index Fund                         $145 686
Mainland China Fund                                 $441 546

Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rates with a minimum fee of $120,000, excluding the China & Hong Kong Fund:

FUND                                                                 ASSET BASED FEE
China & Hong Kong Fund                              0.25% of average daily net assets subject to
                                                    $40,000 annual minimum.
Asia New Economy Fund, Asia Small Cap Fund and      0.25% of average daily net assets.
  Mainland China Fund
internet.com-TM- Index Fund, Wired-Registered       0.05% of average daily net assets.
  Trademark- Index Fund and Wireless World
  Fund-TM-

                                                                 ---------------

INVESTEC FUNDS                    NOTES TO FINANCIAL STATEMENTS

For the periods ended December 31, 2000 the following Funds incurred the following Administration fees:

Asia New Economy Fund                               $ 21 326
Asia Small Cap Fund                                 $ 67 611
China & Hong Kong Fund                              $341 561
internet.com-TM- Index Fund                         $ 20 072
Mainland China Fund                                 $ 28 444
Wired-Registered Trademark- Index Fund              $ 95 330
Wireless World Fund-TM-                             $ 14 279

First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Fund recognizes as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

For the periods ended December 31, 2000, the change in deferred trustees' compensation was as follows:

Asia New Economy Fund                               $  955
Asia Small Cap Fund                                 $1 235
China & Hong Kong Fund                              $2 691
internet.com-TM- Index Fund                         $1 410
Mainland China Fund                                 $  986
Wired-Registered Trademark- Index Fund              $3 360
Wireless World Fund-TM-                             $  996

Certain officers of the Funds are also officers and/or Directors of the Advisor, Administrator and Distributor.

Note 4

Purchases and sales of securities

The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the periods ended December 31, 2000 were as follows:

FUND                                        PURCHASES        SALES
Asia New Economy Fund                     $   5 582 891  $   7 411 373
Asia Small Cap Fund                       $  16 314 231  $  26 807 511
China & Hong Kong Fund                    $  53 151 589  $  88 965 136
internet.com-TM- Index Fund               $  30 167 926  $  29 796 503
Mainland China Fund                       $  10 140 403  $  12 072 282
Wired-Registered Trademark- Index Fund    $  74 364 547  $  51 564 486
Wireless World Fund-TM-                   $  64 781 512  $  23 835 346

---------------

INVESTEC FUNDS                    NOTES TO FINANCIAL STATEMENTS

Note 5

Forward foreign currency contracts

At December 31, 2000 the Funds had entered into forward contracts which obligated them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered and the net amount is shown as a receivable or payable in the financial statements. Open forward contracts at December 31, 2000 were as follows:

INVESTEC WIRELESS WORLD FUND-TM-

CURRENCY    PAYABLE         CURRENCY DELIVERABLE       DELIVERY DATE  UNREALIZED LOSS
  US$       829 025     Great British Pound 554 373        01/02/01      $ (10 936)
                                                                         ---------
                       Total Forward Contracts                           $ (10 936)
                                                                         =========

Note 6

Special Meeting of Shareholders

A special meeting of shareholders of the Asia New Economy Fund was held at the office of Investec Asset Management U.S. Limited on September 14, 2000 to approve an amendment to the Fund's fundamental investment objective. The change was approved with 396,440 shares voted "For", 35,378 shares voted "Against" and 23,161 shares "Abstained".

                                                                 ---------------

INVESTEC FUNDS                    REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Investec Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Investec Funds (comprising, respectively, the Investec Asia New Economy Fund, Investec Asia Small Cap Fund, Investec China & Hong Kong Fund, Investec Mainland China Fund, Investec Wired-Registered Trademark- Index Fund, Investec internet.com-TM- Index Fund and Investec Wireless World Fund-TM-, collectively, the "Funds"), as of December 31, 2000, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Investec Funds as of December 31, 2000, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods referred to above in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Los Angeles, California
February 5, 2001

---------------

INVESTEC FUNDS                    INFORMATION

Information

BOARD OF TRUSTEES             CONTACT INVESTEC FUNDS
J. Brooks Reece, Jr.,         P.O. Box 8116
CHAIRMAN                      Boston, MA 02266-8116
Dr. Gunter Dufey              24-hour OneCall Center:
James I. Fordwood             800-915-6564
Timothy W.N. Guinness         Literature Requests:
Dr. Bret A. Herscher          800-915-6565
                              Shareholder Services:
                              800-915-6566
                              mail@investecmail.com
                              www.investecfunds.com

INVESTEC FUNDS

FUND                                    CUSIP     TICKER  FUND#

Asia New Economy Fund                46129X 10 6  IANEX    990

Asia Small Cap Fund                  46129X 20 5  IASMX    991

China and Hong Kong Fund             46129X 30 4  ICHKX    139

internet.com-TM- Index Fund          46129X 40 3  IINTX   1678

Mainland China Fund                  46129X 50 2  ICHNX    992

Wired-Registered Trademark- Index
Fund                                 46129X 60 1  IWIRX    212

Wireless World Fund-TM-              46129X 70 0  IWWDX   1634

                                                                 ---------------

102 (02/01)                                    [INVESTEC LOGO] Investec
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